                                                                   EXHIBIT 10.20

                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                          AETNA LIFE INSURANCE COMPANY,
                            A CONNECTICUT CORPORATION

                                   AS LANDLORD

                                       AND

                             CLASSIFIEDS2000, INC.,
                            A CALIFORNIA CORPORATION

                                    AS TENANT

                             DATED FEBRUARY 20, 1998

                                TABLE OF CONTENTS

                                                                                    Page

Basic Lease Information..............................................................iv

1.   Demise...........................................................................1

2.   Premises.........................................................................1

3.   Term.............................................................................2

4.   Rent.............................................................................3

5.   Utility Expenses.................................................................8

6.   Late Charge......................................................................8

7.   Letter of Credit.................................................................9

8.   Security Deposit................................................................11

9.   Possession......................................................................11

10.  Use Of Premises.................................................................12

11.  Acceptance Of Premises..........................................................14

12.  Surrender.......................................................................15

13.  Alterations And Additions.......................................................16

14.  Maintenance and Repairs Of Premises.............................................18

15.  Landlord's Insurance............................................................19

16.  Tenant's Insurance..............................................................20

17.  Indemnification.................................................................21

18.  Subrogation.....................................................................22

19.  Signs...........................................................................22

20.  Free From Liens.................................................................23

21.  Entry By Landlord...............................................................23

22.  Destruction And Damage..........................................................23

23.  Condemnation....................................................................26

24.  Assignment And Subletting.......................................................27



25.  Tenant's Default................................................................31

26.  Landlord's Remedies.............................................................33

27.  Landlord's Right to Perform Tenant's Obligations................................36

28.  Attorney's Fees.................................................................36

29.  Taxes...........................................................................37

30.  Effect Of Conveyance............................................................37

31.  Tenant's Estoppel Certificate...................................................37

32.  Subordination...................................................................38

33.  Environmental Covenants.........................................................38

34.  Notices.........................................................................42

35.  Waiver..........................................................................43

36.  Holding Over....................................................................43

37.  Successors And Assigns..........................................................43

38.  Time............................................................................44

39.  Brokers.........................................................................44

40.  Limitation Of Liability.........................................................44

41.  Financial Statements............................................................45

42.  Rules And Regulations...........................................................45

43.  Mortgagee Protection............................................................45

44.  Entire Agreement................................................................46

45.  Interest........................................................................46

46.  Construction....................................................................46

47.  Representations And Warranties Of Tenant........................................46

48.  Security........................................................................47

49.  Jury Trial Waiver...............................................................47

50.  Option to Renew.................................................................48


                  Exhibit

                     A         Diagram of the Premises

                     B         Tenant Improvements

                    B-1        Final Plans and Specifications for Tenant
                               Improvements

                     C         Commencement and Expiration Date
                               Memorandum

                     D         Rules and Regulations

                     E         Sign Criteria

                     F         Hazardous Materials Disclosure Certificate


                                       LEASE AGREEMENT

                                   BASIC LEASE INFORMATION

--------------------------------------------------------------------------------

                  Lease Date:  February 20, 1998

--------------------------------------------------------------------------------

                    Landlord:  AETNA LIFE INSURANCE COMPANY,
                               a Connecticut corporation
--------------------------------------------------------------------------------

          Landlord's Address:  c/o Allegis Realty Investors LLC
                               455 Market Street, Suite 1540
                               San Francisco, California 94105

--------------------------------------------------------------------------------

                               All notices sent to Landlord under this Lease shall be sent to the above address, with copies to:


                               Insignia Commercial Group, Inc.
                               160 West Santa Clara Street, Suite 1350
                               San Jose, California 95113

--------------------------------------------------------------------------------

                      Tenant:  CLASSIFIEDS2000, INC.
                               a California corporation

--------------------------------------------------------------------------------

     Tenant's Contact Person:  Sani El-Fishawy
--------------------------------------------------------------------------------

         Tenant's Address and
            Telephone Number:

--------------------------------------------------------------------------------

                     Prior to  617 Palomar Avenue
           Commencement Date:  Sunnyvale, California 94086
                               (408) 748-9696

--------------------------------------------------------------------------------

  From and after Commencement  955 Benecia Avenue
                        Date:  Sunnyvale, California  94086
                               (408) 748-9696

--------------------------------------------------------------------------------

     Premises Square Footage:  Approximately twenty thousand (20,000) rentable square feet

--------------------------------------------------------------------------------

            Premises Address:  955 Benecia Avenue
                               Sunnyvale, California

--------------------------------------------------------------------------------

                     Project: 955 Benecia Avenue, Sunnyvale, California, together with the land on which the Project is situated and all Common Areas

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Building (if not the same
             as the Project):  Same as the Project

--------------------------------------------------------------------------------

              Length of Term:  Sixty (60) months

--------------------------------------------------------------------------------

 Estimated Commencement Date:  April 1, 1998

--------------------------------------------------------------------------------

   Estimated Expiration Date:  March 31, 2003

--------------------------------------------------------------------------------

      Rent Commencement Date:  April 1, 1998

--------------------------------------------------------------------------------

           Monthly Base Rent:                    Monthly Base    Monthly Base
                               Months   Sq. Ft.      Rate             Rent
                               -------  ------   ------------    -------------
                                1-12    20,000     x $1.80      = $36,000.00
--------------------------------------------------------------------------------
                                13-60   Monthly Base Rent to be increased in
                                        accordance with the Consumer Price Index
                                        Price (see Paragraph 4(a) of the Lease)
--------------------------------------------------------------------------------

                Prepaid Rent:  Thirty-Six Thousand Dollars ($36,000.00)

--------------------------------------------------------------------------------

     Prepaid Additional Rent:  One Thousand Six Hundred Ninety and 58/100
                               Dollars ($1,690.58)

--------------------------------------------------------------------------------

  Month to which Prepaid Base
     Rent and Additional Rent
             will be Applied:  First (1st) month of the Term

--------------------------------------------------------------------------------

            Security Deposit:  Thirty-Six Thousand Dollars ($36,000.00)

--------------------------------------------------------------------------------

               Permitted Use:  General office use, including sales and marketing of on-line classified advertising

--------------------------------------------------------------------------------

   Unreserved Parking Spaces:  Seventy-four (74) nonexclusive and undesignated parking spaces

--------------------------------------------------------------------------------

                   Broker(s):  Cornish & Carey Commercial ("LANDLORD'S BROKER")
                               CPS ("TENANT'S BROKER")

--------------------------------------------------------------------------------

          Tenant Improvements  One Hundred Thousand Dollars ($100,000.00)
                   Allowance:  (viz., $5.00 per rentable square foot)

--------------------------------------------------------------------------------

                   Architect:  Vincent Wong & Associates

--------------------------------------------------------------------------------

                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT is made and entered into by and between Landlord and Tenant on the Lease Date. The defined terms used in this Lease which are defined in the Basic Lease Information attached to this Lease Agreement ("BASIC LEASE INFORMATION") shall have the meaning and definition given them in the Basic Lease Information. The Basic Lease Information, the exhibits, the addendum or addenda described in the Basic Lease Information, and this Lease Agreement are and shall be construed as a single instrument and are referred to herein as the "LEASE".

1.   DEMISE

     In consideration for the rents and all other charges and payments payable by Tenant, and for the agreements, terms and conditions to be performed by Tenant in this Lease, LANDLORD DOES HEREBY LEASE TO TENANT, AND TENANT DOES HEREBY HIRE AND TAKE FROM LANDLORD, the Premises described below (the "PREMISES"), upon the agreements, terms and conditions of this Lease for the Term hereinafter stated.

2.   PREMISES

    The Premises demised by this Lease is located in that certain building (the "BUILDING") specified in the Basic Lease Information, which Building is located in that certain real estate development (the "PROJECT") specified in the Basic Lease Information. The Premises has the address and contains the square footage specified in the Basic Lease Information. The location and dimensions of the Premises are depicted on EXHIBIT A, which is attached hereto and incorporated herein by this reference. Tenant shall have the non-exclusive right (in common with the other tenants, Landlord and any other person granted use by Landlord) to use the Common Areas (as hereinafter defined), except that, with respect to parking, Tenant shall have only a license to use the number of non-exclusive and undesignated parking spaces set forth in the Basic Lease Information in the Project's parking areas (the "PARKING AREAS"); provided, however, that Landlord shall not be required to enforce Tenant's right to use such parking spaces; and, provided further, that the number of parking spaces allocated to Tenant hereunder shall be reduced on a proportionate basis in the event any of the parking spaces in the Parking Areas are taken or otherwise eliminated as a result of any Condemnation (as hereinafter defined) or casualty event affecting such Parking Areas. No easement for light or air is incorporated in the Premises. For purposes of this Lease, the term "COMMON AREAS" shall mean all areas and facilities outside the Premises and within the exterior boundary line of the Project that are provided and designated by Landlord for the non-exclusive use of Landlord, Tenant and other tenants of the Project and their respective employees, guests and invitees.

     The Premises demised by this Lease shall include the Tenant Improvements (as that term is defined in EXHIBIT B attached hereto) to be constructed by Landlord within the interior of the Premises. Landlord shall construct the Tenant Improvements on the terms and conditions set forth in EXHIBIT B. Landlord and Tenant agree to and shall be bound by the terms and conditions of EXHIBIT B.

     Landlord has the right, in its sole discretion, from time to time, to: (a) make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, ingress, egress, direction of driveways, entrances, corridors and walkways; (b) close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) add additional buildings and improvements to the Common Areas or remove existing buildings or improvements therefrom; (d) use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or any portion thereof; and (e) do and perform any other acts or make any other changes in, to or with respect to the Common Areas and the Project as Landlord may, in its sole discretion, deem to be appropriate, provided only that such actions do not materially interfere with Tenant's use of the Building.

3.   TERM

     The term of this Lease (the "TERM") shall be for the period of months specified in the Basic Lease Information, commencing on the earliest to occur of the following dates (the "COMMENCEMENT DATE"):

     (a) The date the Tenant Improvements are substantially completed, as indicated by approval by the appropriate governmental agency as being in accordance with its building code and the building permit issued for such improvements, as evidenced by the issuance of a final building inspection approval; provided, however, in no event shall the date determined pursuant to this Paragraph 3(a) be earlier than April 1, 1998; or

     (b) The date Landlord's architect and general contractor have both certified in writing to Tenant that the Tenant Improvements have been substantially completed in accordance with the plans and specifications therefor; provided, however, in no event shall the date determined pursuant to this Paragraph 3(b) be earlier than April 1, 1998; or

     (c) The date Tenant commences occupancy of the Premises; provided, however, that Tenant shall not be deemed to have commenced occupancy of the Premises for purposes of this Paragraph 3(c) if Tenant enters upon the Premises prior to the Commencement Date solely to fixturize the Premises for Tenant's business operations in accordance with Paragraph 9(b) below.

     In the event the actual Commencement Date, as determined pursuant to the foregoing, is a date other than the Estimated Commencement Date, then Landlord and Tenant shall promptly execute a Commencement and Expiration Date Memorandum in the form attached hereto as EXHIBIT C (the "COMMENCEMENT DATE MEMORANDUM"), wherein the parties shall specify the Commencement Date and the date on which the Term expires (the "EXPIRATION DATE").

4.   RENT

     (a) BASE RENT. Tenant shall pay to Landlord, in advance on the first day of each month commencing on the Rent Commencement Date (as hereinafter defined), without further notice or demand and without offset or deduction, the monthly installments of rent specified in the Basic Lease Information (the "BASE RENT"). As used herein, "RENT COMMENCEMENT DATE" means the earlier to occur of the Commencement Date or April 1, 1998. Tenant understands and agrees that Base Rent and Additional Rent shall accrue and be payable hereunder commencing on the Rent Commencement Date irrespective of whether or not the Term has commenced by such date and that Landlord would not have entered into this Lease but for Tenant's willingness to pay Base Rent and Additional Rent to Landlord commencing on the Rent Commencement Date.

     The Base Rent under this Paragraph 4(a) shall be adjusted, as stated below, on April 1 of each year during the Term commencing on April 1, 1999 to reflect percentage increases in the cost of living. The Consumer Price Index (U.S. Department of Labor Consumer Price Index (all items) for Urban Wage Earners and Clerical Workers, San Francisco Bay Area (1982-1984=100), hereinafter referred to as the "INDEX") published for the month immediately preceding each such adjustment date (each, an "ADJUSTMENT INDEX") and the Index published for the month immediately preceding the Commencement Date of this Lease ("BASE INDEX") shall be compared and the percentage difference between the Adjustment Index and the Base Index shall be determined. The initial Base Rent specified in the Basic Lease Information shall be increased by adding to said initial Base Rent the percentage amount of said initial Base Rent equal to the percentage difference between the Base Index and the applicable Adjustment Index; provided, however, in no event shall the initial Base Rent hereunder be increased by less than four percent (4%) or more than seven percent (7%) for any one year. When the adjusted Base Rent is determined after each adjustment date, Landlord shall give Tenant written notice indicating the amount thereof and the method of computation. If the Consumer Price Index is changed or discontinued, Landlord shall substitute an official index published by the Bureau of Labor Statistics or its successor or similar governmental agency as may then be in existence and shall be most nearly equivalent thereto.

     Upon execution of this Lease, Tenant shall pay to Landlord the Prepaid Rent and first monthly installment of estimated Additional Rent (as hereinafter defined) specified in the Basic Lease Information to be applied toward Base Rent and Additional Rent for the month commencing on the Rent Commencement Date.

     (b) ADDITIONAL RENT. This Lease is intended to be a triple-net Lease with respect to Landlord; and subject to Paragraph 14(b) below and the other provisions of this Lease, the Base Rent owing hereunder is (1) to be paid by Tenant absolutely net of all costs and expenses relating to Landlord's ownership and operation of the Project and the Building, and (2) not to be reduced, offset or diminished, directly or indirectly, by any cost, charge or expense payable hereunder by Tenant or by others in connection with the Premises, the Building and/or the Project or any part thereof. The provisions of this Paragraph 4(b) for the payment of Expenses (as hereinafter defined) are intended to pass on to Tenant all such costs and expenses. Commencing on the Rent Commencement Date, in addition to the Base Rent, Tenant shall pay to Landlord, in accordance with this Paragraph 4, all costs and expenses paid or incurred by Landlord in connection with the ownership, operation, maintenance, management and repair of the Premises, the Building and/or the Project or any part thereof (collectively, the "EXPENSES"), including, without limitation, all the following items (the "ADDITIONAL RENT"):

          (1) Taxes and Assessments. All real estate taxes and assessments, which shall include any form of tax, assessment, fee, license fee, business license fee, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is (i) determined by the area of the Premises, the Building and/or the Project or any part thereof, or the Rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of Rent and/or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Premises, the Building and/or the Project or any part thereof; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises, the Building and/or the Project; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises, the Building and/or the Project, whether or not now customary or within the contemplation of the parties; or (v) surcharged against the parking area. Tenant and Landlord acknowledge that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges due to any cause whatsoever are to be included within the definition of real property taxes for purposes of this Lease. "TAXES AND

ASSESSMENTS" shall also include legal and consultants' fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce taxes, Landlord specifically reserving the right, but not the obligation, to contest by appropriate legal proceedings the amount or validity of any taxes.

          (2) Insurance. All insurance premiums for the Building and/or the Project or any part thereof, including premiums for "all risk" fire and extended coverage insurance, commercial general liability insurance, rent loss or abatement insurance, earthquake insurance, flood or surface water coverage, and other insurance as Landlord deems necessary in its sole discretion, and any deductibles paid under policies of any such insurance.

          (3) Utilities. The cost of all Utilities (as hereinafter defined) serving the Premises, the Building and the Project that are not separately metered to Tenant, any assessments or charges for Utilities or similar purposes included within any tax bill for the Building or the Project, including without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges and any penalties (if a result of Tenant's delinquency) related thereto, and any amounts, taxes, charges, surcharges, assessments or impositions levied, assessed or imposed upon the Premises, the Building or the Project or any part thereof, or upon Tenant's use and occupancy thereof, as a result of any rationing of Utility services or restriction on Utility use affecting the Premises, the Building and/or the Project, as contemplated in Paragraph 5 below (collectively, "UTILITY EXPENSES").

          (4) Common Area Expenses. All costs to operate, maintain, repair, replace, supervise, insure and administer the Common Areas, including supplies, materials, labor and equipment used in or related to the operation and maintenance of the Common Areas, including parking areas (including, without limitation, all costs of resurfacing and restriping parking areas), signs and directories on the Building and/or the Project, landscaping (including maintenance contracts and fees payable to landscaping consultants), amenities, sprinkler systems, sidewalks, walkways, driveways, curbs, lighting systems and security services, if any, provided by Landlord for the Common Areas, and any charges, assessments, costs or fees levied by any association or entity of which the Project or any part thereof is a member or to which the Project or any part thereof is subject.

          (5) Parking Charges. Any parking charges or other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority or insurer in connection with the use or occupancy of the Building or the Project.

          (6) Maintenance and Repair Costs. Except for costs which are the responsibility of Landlord pursuant to Paragraph 14(b) below, all costs to maintain, repair, and replace the Premises, the Building and/or the Project or any part thereof, including without limitation, (i) all costs paid under maintenance, management and service agreements such as contracts for janitorial, security and refuse removal, (ii) all costs to maintain, repair and replace the roof coverings of the Building or the Project or any part thereof, (iii) all costs to maintain, repair and replace the heating, ventilating, air conditioning, plumbing, sewer, drainage, electrical, fire protection, life safety and security systems and other mechanical and electrical systems and equipment serving the Premises, the Building and/or the Project or any part thereof (collectively, the "SYSTEMS"). Notwithstanding anything to the contrary contained in Paragraph 4(b)(4) above or this Paragraph 4(b)(6), "Expenses" shall exclude costs incurred by Landlord in remediating Hazardous Materials (as hereinafter defined) from the Project except to the extent that the presence of such Hazardous Materials has resulted from the actions or inactions of Tenant or Tenant's Affiliates (as hereinafter defined) or Tenant or Tenant's Affiliates have exacerbated the presence of or contamination caused by such Hazardous Materials. Nothing contained herein shall be deemed to limit or restrict Tenant's obligations under Paragraph 33 below.

          (7) Life Safety Costs. All costs to install, maintain, repair and replace all life safety systems, including, without limitation, all fire alarm systems, serving the Premises, the Building and/or the Project or any part thereof (including all maintenance contracts and fees payable to life safety consultants) whether such systems are or shall be required by Landlord's insurance carriers, Laws (as hereinafter defined) or otherwise.

          (8) Management and Administration. All costs for management and administration of the Premises, the Building and/or the Project or any part thereof, including, without limitation, a property management fee, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Project or off-site, payroll taxes and legal and accounting costs and fees for licenses and permits related to the ownership and operation of the Project.

          Notwithstanding anything in this Paragraph 4(b) to the contrary, with respect to all sums payable by Tenant as Additional Rent under this Paragraph 4(b) for the repair or replacement of any item or the construction of any new item in connection with the physical operation of the Premises, the Building or the Project (i.e., HVAC, roof membrane or coverings and parking area) which is a capital item the repair or replacement of which properly would be capitalized under generally accepted accounting principles, Tenant shall be required to pay only the prorata share of the cost of the item falling due within the Term (including any Renewal Term) based upon the amortization of the same over the useful life of such item, as reasonably determined by Landlord.

     (c)  PAYMENT OF ADDITIONAL RENT.

          (1) On or before the Rent Commencement Date, Landlord shall submit to Tenant an estimate of monthly Additional Rent for the period between the Rent Commencement Date and the following December 31 and Tenant shall pay such estimated Additional Rent on a monthly basis, in advance, on the first day of each month. Tenant shall continue to make said monthly payments until notified by Landlord of a change therein. By April 1 of each calendar year, Landlord shall endeavor to provide to Tenant a statement showing the actual Additional Rent due to Landlord for the prior calendar year, to be prorated during the first year from the Rent Commencement Date. If the total of the monthly payments of Additional Rent that Tenant has made for the prior calendar year is less than the actual Additional Rent chargeable to Tenant for such prior calendar year, then Tenant shall pay the difference in a lump sum within ten (10) days after receipt of such statement from Landlord. Any overpayment by Tenant of Additional Rent for the prior calendar year shall be credited towards the Additional Rent next due.

          (2) Landlord's then-current annual operating and capital budgets for the Building and the Project or the pertinent part thereof shall be used for purposes of calculating Tenant's monthly payment of estimated Additional Rent for the current year, subject to adjustment as provided above. Landlord shall make the final determination of Additional Rent for the year in which this Lease terminates as soon as possible after termination of such year. Even though the Term has expired and Tenant has vacated the Premises, Tenant shall remain liable for payment of any amount due to Landlord in excess of the estimated Additional Rent previously paid by Tenant, and, conversely, Landlord shall promptly return to Tenant any overpayment. Failure of Landlord to submit statements as called for herein shall not be deemed a waiver of Tenant's obligation to pay Additional Rent as herein provided.

     (d) GENERAL PAYMENT TERMS. The Base Rent, Additional Rent and all other sums payable by Tenant to Landlord hereunder, including, without limitation, any late charges assessed pursuant to Paragraph 6 below and any interest assessed pursuant to Paragraph 45 below, are referred to as the "RENT". All Rent shall be paid without deduction, offset or abatement (except as specifically provided herein) in lawful money of the United States of America. Checks are to be made payable to Aetna Life Insurance Company and shall be mailed to: Aetna Life Insurance Company, Allegis Business Center, Department #44820, San Francisco, California 94144-4820 or to such other person or place as Landlord may, from time to time, designate to Tenant in writing. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty
(30) day month.

5.   UTILITY EXPENSES

      (a) Tenant shall pay the cost of all water, sewer use, sewer discharge fees and permit costs and sewer connection fees, gas, heat, electricity, refuse pick-up, janitorial service, telephone and all materials and services or other utilities (collectively, "UTILITIES") billed or metered separately to the Premises and/or Tenant, together with all taxes, assessments, charges and penalties added to or included within such cost. Tenant acknowledges that the Premises, the Building and/or the Project may become subject to the rationing of Utility services or restrictions on Utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing or restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building and/or the Project, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant agrees to comply with energy conservation programs implemented by Landlord by reason of rationing, restrictions or Laws.

      (b) Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of Utilities due to any cause whatsoever, or from failure to make any repairs or perform any maintenance. No temporary interruption or failure of such services incident to the making of repairs, alterations, improvements, or due to accident, strike, or conditions or other events shall be deemed an eviction of Tenant or relieve Tenant from any of its obligations hereunder. In no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam, and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands, or other similar cause in, above, upon or about the Premises, the Building, or the Project. The foregoing notwithstanding, Landlord shall not be relieved of liability from its own gross negligence or willful misconduct. For purposes of this Lease, "gross negligence" shall refer to an action taken by Landlord with reckless disregard for the consequences thereof.

6.   LATE CHARGE

     Notwithstanding any other provision of this Lease, Tenant hereby acknowledges that late payment to Landlord of Rent, or other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sums due from Tenant are not received by Landlord or by Landlord's designated agent within five (5) days after their due date, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount, plus any costs and attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. Landlord and Tenant hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment and shall not be construed as a penalty. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted under this Lease.

                    Initials: Landlord _______ Tenant _______

7.   LETTER OF CREDIT

     (a) Upon execution of this Lease, Tenant shall, at Tenant's sole cost and expense, cause the LC Issuer (as hereinafter defined) to increase the face amount of the Existing Letter of Credit (as hereinafter defined) from One Hundred Thousand Dollars ($100,000) to Two Hundred Fifty Thousand Dollars ($250,000) (the "LC FACE AMOUNT") and Landlord shall retain the Existing Letter of Credit, as so amended (the "LETTER OF CREDIT"), as security for Tenant's performance of all of Tenant's covenants and obligations under this Lease, which security shall be in addition to the Security Deposit provided pursuant to Paragraph 8 below; provided, however, that neither the Letter of Credit nor any Letter of Credit Proceeds (as defined below) shall be deemed an advance rent deposit or an advance payment of any other kind, or a measure of Landlord's damages upon Tenant's Default. Subject to Paragraph 7(b) below, the Letter of Credit shall be maintained in effect from the date hereof through the date that is sixty (60) days after the Expiration Date (the "LC TERMINATION DATE"). On the LC Termination Date, Landlord shall return to Tenant the Letter of Credit and any Letter of Credit Proceeds then held by Landlord (other than those Letter of Credit Proceeds Landlord is entitled to retain under the terms of this Paragraph 7(a)); provided, however, that in no event shall any such return be construed as an admission by Landlord that Tenant has performed all of its obligations hereunder. Landlord shall not be required to segregate the Letter of Credit Proceeds from its other funds and no interest shall accrue or be payable to Tenant with respect thereto. Landlord may (but shall not be required to) draw upon the Letter of Credit and use the proceeds therefrom (the "LETTER OF CREDIT PROCEEDS") or any portion thereof to cure any Default under this Lease and to compensate Landlord for any damage Landlord incurs as a result of such Default, and for any other purpose for which Landlord is entitled to use, apply or retain the Security Deposit or any portion thereof pursuant to Paragraph 8 below, it being understood that any use of the Letter of Credit Proceeds shall not constitute a bar or defense to any of Landlord's remedies set forth in Paragraph 26 below. In such event and upon written notice from Landlord to Tenant specifying the amount of the Letter of Credit Proceeds so utilized by Landlord and the particular purpose for which such amount was applied, Tenant shall immediately deliver to Landlord an amendment to the Letter of Credit or a replacement Letter of Credit in an amount equal to the full LC Face Amount. Tenant's failure to deliver such replacement Letter of Credit to Landlord within ten (10) days of Landlord's notice shall constitute a Default hereunder. As used herein, "EXISTING LETTER OF CREDIT" shall mean the stand-by letter of credit furnished by Tenant to Landlord pursuant to the Lease Agreement by and between Landlord and Tenant, dated as of July 28, 1997, relating to certain premises commonly known as 617 Palomar Avenue, Sunnyvale, California.

      (b) Upon the second (2nd) anniversary of the Commencement Date, Landlord shall review Tenant's financial statements and other information requested by Landlord regarding the prospects for Tenant's continued business operations throughout the remainder of the Term (collectively, "TENANT'S FINANCIALS"). In the event Tenant's Financials are acceptable to Landlord in its sole and absolute discretion, then Landlord shall return the Letter of Credit to Tenant and Tenant shall have the right to cancel the Letter of Credit.

     (c) The Letter of Credit shall be an unconditional, stand-by irrevocable letter of credit issued by either the Menlo Park office of Imperial Bank (the "LC ISSUER") or the San Francisco office of another major national bank insured by the Federal Deposit Insurance Corporation and otherwise satisfactory to Landlord (the "BANK"), naming Landlord as beneficiary, in the amount of the LC Face Amount, and otherwise acceptable to Landlord in form and substance. The Letter of Credit shall be for a one-year term and shall provide: (i) that Landlord may make partial and multiple draws thereunder, up to the face amount thereof, (ii) that Landlord may draw upon the Letter of Credit up to the full amount thereof and the Bank will pay to Landlord the amount of such draw upon receipt by the Bank of a sight draft signed by Landlord and accompanied by a written certification from Landlord to the Bank stating either that: (A) a Default has occurred and is continuing under this Lease and any applicable grace period has expired, or (B) Landlord has not received notice from the Bank at least thirty (30) days prior to the then current expiry date of the Letter of Credit that the Letter of Credit will be renewed by the Bank for at least one
(1) year beyond the relevant annual expiration date or, in the case of the last year of the Term, sixty (60) days after the Expiration Date, together with a replacement Letter of Credit or a modification to the existing Letter of Credit effectuating such renewal, and Tenant has not otherwise furnished Landlord with a replacement Letter of Credit as hereinafter provided; and (iii) that, in the event of Landlord's assignment or other transfer of its interest in this Lease, the Letter of Credit shall be freely transferable by Landlord, without recourse and without the payment of any fee or consideration, to the assignee or transferee of such interest and the Bank shall confirm the same to Landlord and such assignee or transferee. In the event that the Bank shall fail to (y) notify Landlord that the Letter of Credit will be renewed for at least one (1) year beyond the then applicable expiration date, and (z) deliver to Landlord a replacement Letter of Credit or a modification to the existing Letter of Credit effectuating such renewal, and Tenant shall not have otherwise delivered to Landlord, at least thirty (30) days prior to the relevant annual expiration date, a replacement Letter of Credit in the amount required hereunder and otherwise meeting the requirements set forth above, then Landlord shall be entitled to draw on the Letter of Credit as provided above, and shall hold the proceeds of such draw as Letter of Credit Proceeds pursuant to Paragraph 7(a) above.

8.   SECURITY DEPOSIT

     Concurrently with Tenant's execution of the Lease, in addition to the Letter of Credit provided pursuant to Paragraph 7 above, Tenant shall deposit with Landlord the Security Deposit specified in the Basic Lease Information as security for the full and faithful performance of each and every term, covenant and condition of this Lease. Landlord may use, apply or retain the whole or any part of the Security Deposit as may be reasonably necessary (a) to remedy any Default by Tenant under this Lease, (b) subject to Paragraph 22 below, to repair damage to the Premises caused by Tenant, (c) to clean the Premises upon termination of this Lease, (d) to reimburse Landlord for the payment of any amount which Landlord may reasonably spend or be required to spend by reason of Tenant's Default, and (e) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's Default. Within thirty (30) days following the expiration of the Term, the Security Deposit or any balance thereof shall be returned to Tenant or, at the option of Landlord, to the last assignee of Tenant's interest in this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to any interest on such deposit. If Landlord so uses or applies all or any portion of said deposit, within five (5) days after written demand therefor Tenant shall deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full extent of the above amount, and Tenant's failure to do so shall be a default under this Lease. In the event Landlord transfers its interest in this Lease, Landlord shall transfer the then remaining amount of the Security Deposit to Landlord's successor in interest, and thereafter Landlord shall have no further liability to Tenant with respect to such Security Deposit. Nothing contained herein shall be deemed or construed to limit Tenant's obligations under Paragraph 17 below.

9.   POSSESSION

     (a) TENANT'S RIGHT OF POSSESSION. Landlord shall deliver possession of the Premises to Tenant upon the Commencement Date.

     (b) EARLY OCCUPANCY. Notwithstanding the provisions of Paragraph 9(a) above, in the event the Tenant Improvements have been substantially completed prior to April 1, 1998, then Tenant shall be permitted to enter upon the Premises at times convenient to Landlord during the period commencing on the date of substantial completion (but in no event earlier than March 16, 1998) and April 1, 1998 for the sole purpose of fixturizing the Premises for Tenant's business operations; provided, however, that prior to any such entry, Tenant shall provide

Landlord with proof of Tenant's insurance as set forth in Paragraph 16 of this Lease. Such entry upon the Premises shall be subject to all of the provisions of this Lease, except that Tenant shall not be required to pay Base Rent or Additional Rent as long as Tenant is not operating its business in the Premises during such early possession period. All materials, work, installations, equipment and decorations of any nature brought upon or installed by Tenant in the Premises prior to the Commencement Date shall be at Tenant's sole risk.

     (c) DELAY IN DELIVERING POSSESSION. If for any reason whatsoever, Landlord cannot deliver possession of the Premises to Tenant on or before the Estimated Commencement Date, this Lease shall not be void or voidable, nor shall Landlord, or Landlord's agents, advisors, employees, partners, shareholders, directors, invitees or independent contractors (collectively, "LANDLORD'S AGENTS"), be liable to Tenant for any loss or damage resulting therefrom. Tenant shall not be liable for Rent until Landlord delivers possession of the Premises to Tenant. The Expiration Date shall be extended by the same number of days that Tenant's possession of the Premises was delayed beyond the Estimated Commencement Date.

10.  USE OF PREMISES

     (a) PERMITTED USE. The use of the Premises by Tenant and Tenant's agents, advisors, employees, partners, shareholders, directors, invitees and independent contractors (collectively, "TENANT'S AGENTS") shall be solely for the Permitted Use specified in the Basic Lease Information and for no other use. Tenant shall not permit any objectionable or unpleasant odor, smoke, dust, gas, noise or vibration to emanate from or near the Premises. The Premises shall not be used to create any nuisance or trespass, for any illegal purpose, for any purpose not permitted by Laws, for any purpose that would invalidate the insurance or increase the premiums for insurance on the Premises, the Building or the Project or for any purpose or in any manner that would interfere with other tenants' use or occupancy of the Project. Tenant agrees to pay to Landlord, as Additional Rent, any increases in premiums on policies resulting from Tenant's Permitted Use or any other use or action by Tenant or Tenant's Agents which increases Landlord's premiums or requires additional coverage by Landlord to insure the Premises. Tenant agrees not to overload the floor(s) of the Building.

     (b) COMPLIANCE WITH GOVERNMENTAL REGULATIONS AND PRIVATE RESTRICTIONS. Tenant and Tenant's Agents shall, at Tenant's expense, faithfully observe and comply with (1) all municipal, state and federal laws, statutes, codes, rules, regulations, ordinances, requirements, and orders (collectively, "LAWS"), now in force or which may hereafter be in force pertaining to the Premises or Tenant's use of the Premises, the Building or the Project, whether substantial in cost or otherwise, provided, however, that except as provided in Paragraph 10(c) below, Tenant shall not be required to make or, except as provided in Paragraph 4 above, pay for, structural changes to the Premises or the Building (including, without limitation, installation of fire sprinkler systems, seismic reinforcement and related alterations, and removal of asbestos) not related to Tenant's specific use of the Premises unless the requirement for such changes is imposed as a result of any improvements or additions made or proposed to be made at Tenant's request; (2) all recorded covenants, conditions and restrictions affecting the Project ("PRIVATE RESTRICTIONS") now in force or which may hereafter be in force; and (3) any and all rules and regulations set forth in EXHIBIT D and any other rules and regulations now or hereafter promulgated by Landlord related to parking or the operation of the Premises, the Building and/or the Project (collectively, the "RULES AND REGULATIONS"). The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such Laws or Private Restrictions, shall be conclusive of that fact as between Landlord and Tenant.

     (c) COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT. Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Project may be subject to, among other Laws, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, and all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. As between Landlord and Tenant, Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly complies with all requirements of the ADA. Subject to reimbursement pursuant to Paragraph 4 above, if under the ADA any barrier removal work or other work is required to the Building, the Common Areas or the Project or in connection with access to the Premises, restrooms or any improvements to the Premises or Project completed by Landlord in May 1997, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or Alteration (as hereinafter defined) made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA related to the Premises and/or Tenant's use thereof during the Term, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Tenant shall advise Landlord in writing, and provide Landlord with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises, the Building or the Project; any claims made or threatened orally or in writing regarding noncompliance with the ADA and relating to any portion of the Premises, the Building, or the Project; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises, the Building or the Project. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's Agents harmless and indemnify Landlord and Landlord's Agents from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Agents' violation or alleged violation of the ADA related to the Premises and/or Tenant's use thereof during the Term. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease

11.  ACCEPTANCE OF PREMISES

     (a) By entry hereunder, except as specifically provided in Paragraph 11(b) below, Tenant accepts the Premises as suitable for Tenant's intended use and as being in good and sanitary operating order, condition and repair, AS IS, and without representation or warranty by Landlord as to the condition, use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. On the Commencement Date or within fifteen (15) days thereafter, Landlord and Tenant shall jointly inspect the Premises and make a list (the "PUNCH LIST") of any defective items or conditions in the Tenant Improvements existing on the Commencement Date. Landlord shall cause the Contractor (as defined in EXHIBIT B hereto) to correct the items described on the Punch List promptly after the Commencement Date.

     (b) Notwithstanding the terms of Paragraph 11(a) above, Landlord shall (i) repair or replace the front door of the Premises prior to the Commencement Date, and (ii) cause the HVAC, electrical and plumbing systems serving the Premises to be in good working order and the roof on the Building to be in good condition on the Commencement Date. Any claims by Tenant under the preceding sentence shall be set forth on the Punch List. In the event Tenant fails to specify any claims on the Punch List, then Landlord shall be conclusively deemed to have satisfied its obligations under this Paragraph 11.

12.  SURRENDER

     Tenant agrees that on the last day of the Term, or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by acts of God, fire, and normal wear and tear excepted), but with all interior walls painted or cleaned so they appear painted, any carpets cleaned, all floors cleaned and waxed, all non-working light bulbs and ballasts replaced and all roll-up doors and plumbing fixtures in good condition and working order, and (b) otherwise in accordance with Paragraph 33(h). Normal wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains on any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or sooner termination of this Lease, (i) Tenant shall remove all of Tenant's Property (as hereinafter defined) and Tenant's signage from the Premises, the Building and the Project and repair any damage caused by such removal, and (ii) Landlord may, by notice to Tenant given not later than ninety (90) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event no advance notice shall be required), require Tenant at Tenant's expense to remove any or all Alterations and to repair any damage caused by such removal. Any of Tenant's Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however, that Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those which Landlord requires Tenant to remove shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of this Paragraph 12 and Paragraph 33(h) below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to Paragraph 36 below) until the Premises are so surrendered in accordance with said Paragraphs, and Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses to Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

13.  ALTERATIONS AND ADDITIONS

     (a)Tenant shall not make, or permit to be made, any alteration, addition or improvement (hereinafter referred to individually as an "ALTERATION" and collectively as the "ALTERATIONS") to the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, that Landlord shall have the right in its sole and absolute discretion to consent or to withhold its consent to any Alteration which affects the structural portions of the Premises, the Building or the Project or the Systems serving the Premises, the Building and/or the Project or any portion thereof (such Alterations described in this proviso being herein referred to as "STRUCTURAL Alterations"). Notwithstanding the foregoing, Tenant shall have the right to make Alterations (specifically excluding, however, Structural Alterations) to the Premises with prior notice to but without the consent of Landlord, provided that such Alterations are constructed and performed in full compliance with the terms of Paragraphs 13(b) through (f) below and do not exceed two thousand five hundred dollars ($2,500) in cost on an individual basis or ten thousand dollars ($10,000) in the aggregate over the Term of this Lease.

     (b) Any Alteration to the Premises shall be at Tenant's sole cost and expense, in compliance with all applicable Laws and all requirements requested by Landlord, including, without limitation, the requirements of any insurer providing coverage for the Premises or the Project or any part thereof, and in accordance with plans and specifications approved in writing by Landlord, and shall be constructed and installed by a contractor approved in writing by Landlord. As a further condition to giving consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a payment and performance bond in form acceptable to Landlord, in a principal amount not less than one and one-half times the estimated costs of such Alterations, to ensure Landlord against any liability for mechanic's and materialmen's liens and to ensure completion of work. Before Alterations may begin, valid building permits or other permits or licenses required must be furnished to Landlord, and, once the Alterations begin, Tenant will diligently and continuously pursue their completion. Landlord may monitor construction of the Alterations and Tenant shall reimburse Landlord for its costs (including, without limitation, the costs of any construction manager retained by Landlord) in reviewing plans and documents and in monitoring construction. Tenant shall maintain during the course of construction, at its sole cost and expense, builders' risk insurance for the amount of the completed value of the Alterations on an all-risk non-reporting form covering all improvements under construction, including building materials, and other insurance in amounts and against such risks as Landlord shall reasonably require in connection with the Alterations. In addition to and without limitation on the generality of the foregoing, Tenant shall ensure that its contractor(s) procure and maintain in full force and effect during the course of construction a "broad form" commercial general liability and property damage policy of insurance naming Landlord, Tenant and Landlord's lenders as additional insureds. The minimum limit of coverage of the aforesaid policy shall be in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of one person in any one accident or occurrence and in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of more than one person in any one accident or occurrence, and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least One Million Dollars ($1,000,000.00).

     (c) All Alterations, including, but not limited to, heating, lighting, electrical, air conditioning, fixed partitioning, drapery, wall covering and paneling, built-in cabinet work and carpeting installations made by Tenant, together with all property that has become an integral part of the Premises or the Building, shall at once be and become the property of Landlord, except to the extent such items consist of trade fixtures or Tenant's Property. If requested by Landlord, Tenant will pay, prior to the commencement of construction, an amount determined by Landlord necessary to cover the costs of demolishing such Alterations and/or the cost of returning the Premises and the Building to its condition prior to such Alterations.

     (d) No private telephone systems and/or other related computer or telecommunications equipment or lines may be installed without Landlord's prior written consent except to the extent the same (i) may be installed without the making of Alterations to the Premises or the Building, or (ii) are installed as part of the Tenant Improvements and are shown on the Final Plans and Specifications (as defined in EXHIBIT B attached hereto) and approved by Landlord in accordance with the procedures set forth in EXHIBIT B hereto. If Landlord's consent is required under this Paragraph 25(d), such consent shall not be unreasonably withheld; provided, however, that Landlord shall have the right in its sole and absolute discretion to consent or to withhold its consent to any installation or Alteration which affects the structural portions of the Premises, the Building or the Project or the Systems serving the Premises, the Building and/or the Project or any portion thereof. If Landlord gives such consent, all equipment must be installed within the Premises and, at the request of Landlord made at any time prior to the expiration of the Term, removed upon the expiration or sooner termination of this Lease and the Premises restored to the same condition as before such installation.

     (e) Notwithstanding anything herein to the contrary, before installing any equipment or lights which generate an undue amount of heat in the Premises, or if Tenant plans to use any high-power usage equipment in the Premises, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant agrees to pay the costs to Landlord for installation of supplementary air conditioning capacity or electrical systems necessitated by such equipment.

     (f) Tenant agrees not to proceed to make any Alterations, notwithstanding consent from Landlord to do so to the extent required under this Paragraph 13, until Tenant notifies Landlord in writing of the date Tenant desires to commence construction or installation of such Alterations and Landlord has approved such date in writing, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work.

14.  MAINTENANCE AND REPAIRS OF PREMISES

     (a) MAINTENANCE BY TENANT. Subject to the provisions of Paragraphs 22 and 23 below, throughout the Term, Tenant shall, at its sole expense, (1) keep and maintain in good order and condition the Premises, and repair and replace every part thereof, including glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers; interior lighting (including, without limitation, light bulbs and ballasts), the plumbing and electrical systems exclusively serving the Premises, all communications systems serving the Premises, Tenant's signage, interior demising walls and partitions, equipment, interior painting and interior walls and floors, and the roll-up doors, ramps and dock equipment, including, without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights located in or on the Premises (excepting only those portions of the Building or the Project to be maintained by Landlord, as provided in Paragraph 14(b) below), (2) furnish all expendables, including light bulbs, paper goods and soaps, used in the Premises, and (3) keep and maintain in good order and condition, repair and replace all of Tenant's security systems in or about or serving the Premises. Tenant shall not do nor shall Tenant allow Tenant's Agents to do anything to cause any damage, deterioration or unsightliness to the Premises, the Building or the Project. . Nothing contained herein shall be deemed or construed to limit Tenant's obligations under Paragraph 17 below.

     (b) MAINTENANCE BY LANDLORD. Subject to the provisions of Paragraphs 14(a), 22 and 23, and further subject to Tenant's obligation under Paragraph 4 to reimburse Landlord, in the form of Additional Rent, for the cost and expense of the following items, Landlord agrees to repair and maintain the following items: the roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages the roof coverings, in which event Tenant shall pay all costs resulting from the presence of such additional equipment); the Systems serving the Premises and the Building, excluding the plumbing and electrical systems exclusively serving the Premises; and the Parking Areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. Subject to the provisions of Paragraphs 14(a), 22 and 23, Landlord, at its own cost and expense, agrees to repair and maintain the following items: the structural portions of the roof (specifically excluding the roof coverings), the foundation, the footings, the floor slab, and the load bearing walls and exterior walls of the Building (excluding any glass and any routine maintenance, including, without limitation, any painting, sealing, patching and waterproofing of such walls). Notwithstanding anything in this Paragraph 14 to the contrary and subject to the provisions of Paragraph 22 below, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises, the Building and/or the Project caused by or created due to any act, omission, negligence or willful misconduct of Tenant or Tenant's Agents and to restore the Premises, the Building and/or the Project, as applicable, to the condition existing prior to the occurrence of such damage; provided, however, that in the event Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Landlord's obligation hereunder to repair and maintain is subject to the condition precedent that Landlord shall have received written notice of the need for such repairs and maintenance and a reasonable time to perform such repair and maintenance. Tenant shall promptly report in writing to Landlord any defective condition which Landlord is required to repair, and, except to the extent that Landlord otherwise has actual knowledge of such defective condition, failure to so report such defects shall make Tenant responsible to Landlord for the costs and expenses of repairing any Preventable Damage occurring after the date Tenant obtains actual knowledge of such defective condition and any liability incurred by Landlord by reason of Tenant's failure to notify Landlord of such defective condition in a timely manner as provided herein. As used herein, "PREVENTABLE DAMAGE" means any damage or deterioration which could have been prevented had Landlord received timely notice of the defective condition. Nothing contained herein shall be deemed or construed to limit Tenant's obligations under Paragraph 17 below.

     (c) TENANT'S WAIVER OF RIGHTS. Tenant hereby expressly waives all rights to make repairs at the expense of Landlord or to terminate this Lease, as provided for in California Civil Code Sections 1941 and 1942, and 1932(1), respectively, and any similar or successor statute or law in effect or any amendment thereof during the Term.

15.  LANDLORD'S INSURANCE

     (a) Landlord shall purchase and keep in force fire, extended coverage and "all risk" insurance covering the Building and the Project in an amount equal to the full replacement cost thereof, as determined by Landlord from time to time, specifically excluding, however, land value, footings and foundations. Tenant shall, at its sole cost and expense, comply with any and all reasonable requirements pertaining to the Premises, the Building and the Project of any insurer necessary for the maintenance of reasonable fire and commercial general liability insurance, covering the Building and the Project. Landlord, at Tenant's cost, may maintain "Loss of Rents" insurance, insuring that the Rent will be paid in a timely manner to Landlord for a period of at least twelve (12) months if the Premises, the Building or the Project or any portion thereof are destroyed or rendered unusable or inaccessible by any cause insured against under this Lease.

16.  TENANT'S INSURANCE

     (a) COMMERCIAL GENERAL LIABILITY INSURANCE. Tenant shall, at Tenant's expense, secure and keep in force a "broad form" commercial general liability insurance and property damage policy covering the Premises, insuring Tenant, and naming Landlord and its lenders as additional insureds, against liability arising out of the ownership, use, occupancy or maintenance of the Premises. The minimum limit of coverage of such policy shall be in the amount of not less than One Million Dollars ($1,000,000.00) for injury or death of one person in any one accident or occurrence and in the amount of not less than One Million Dollars ($1,000,000.00) for injury or death of more than one person in any one accident or occurrence, shall include an extended liability endorsement providing contractual liability coverage (which shall include coverage for Tenant's indemnification obligations in this Lease), and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least One Million Dollars ($1,000,000.00). Landlord may from time to time require reasonable increases in any such limits if Landlord believes that additional coverage is necessary or desirable. The limit of any insurance shall not limit the liability of Tenant hereunder. No policy maintained by Tenant under this Paragraph 16(a) shall contain a deductible greater than five thousand dollars ($5,000.00). No policy shall be cancelable or subject to reduction of coverage without thirty (30) days prior written notice to Landlord, and loss payable clauses shall be subject to Landlord's approval. Such policies of insurance shall be issued as primary policies and not contributing with or in excess of coverage that Landlord may carry, by an insurance company authorized to do business in the State of California for the issuance of such type of insurance coverage and rated A:XIII or better in Best's Key Rating Guide.

     (b) PERSONAL PROPERTY INSURANCE. Tenant shall maintain in full force and effect on all of its personal property, furniture, furnishings, trade or business fixtures and equipment (collectively, "TENANT'S PROPERTY") on the Premises, a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of the full replacement cost thereof. No such policy shall contain a deductible greater than five thousand dollars ($5,000.00). During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents reasonably necessary in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions.

     (c) WORKER'S COMPENSATION INSURANCE; EMPLOYER'S LIABILITY INSURANCE. Tenant shall, at Tenant's expense, maintain in full force and effect worker's compensation insurance with not less than the minimum limits required by law, and employer's liability insurance with a minimum limit of coverage of One Million Dollars ($1,000,000).

     (d) EVIDENCE OF COVERAGE. Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancellable or otherwise subject to modification except after thirty (30) days prior written notice to Landlord and the other parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days notice has been given to Landlord).

17.  INDEMNIFICATION

     (a) OF LANDLORD. Tenant shall indemnify and hold harmless Landlord and Landlord's Agents against and from any and all claims, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorneys' fees) arising from (1) the use of the Premises, the Building or the Project by Tenant or Tenant's Agents, or from any activity done, permitted or suffered by Tenant or Tenant's Agents in or about the Premises, the Building or the Project, and (2) any act, neglect, fault, willful misconduct or omission of Tenant or Tenant's Agents in connection with this Lease, or from any breach or default in the terms of this Lease by Tenant or Tenant's Agents, and
(3) any action or proceeding brought on account of any matter in items (1) or
(2). If any action or proceeding is brought against Landlord by reason of any such claim, upon notice from Landlord, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. As a material part of the consideration to Landlord, Tenant hereby releases Landlord and Landlord's Agents from responsibility for, waives its entire claim of recovery for and assumes all risk of (i) damage to property or injury to persons in or about the Premises, the Building or the Project from any cause whatsoever (except that which is caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents or by the failure of Landlord to observe any of the terms and conditions of this Lease, if such failure has persisted for an unreasonable period of time after written notice of such failure), or (ii) loss resulting from business interruption or loss of income at the

Premises. The obligations of Tenant under this Paragraph 17 shall survive any termination of this Lease.

     (b) NO IMPAIRMENT OF INSURANCE. The foregoing indemnity shall not relieve any insurance carrier of its obligations under any policies required to be carried by either party pursuant to this Lease, to the extent that such policies cover the peril or occurrence that results in the claim that is subject to the foregoing indemnity.

18.  SUBROGATION

     Landlord and Tenant hereby mutually waive any claim against the other and its Agents for any loss or damage to any of their property located on or about the Premises, the Building or the Project that is caused by or results from perils covered by property insurance carried by the respective parties, to the extent of the proceeds of such insurance actually received with respect to such loss or damage, whether or not due to the negligence of the other party or its Agents. Because the foregoing waivers will preclude the assignment of any claim by way of subrogation to an insurance company or any other person, each party now agrees to immediately give to its insurer written notice of the terms of these mutual waivers and shall have their insurance policies endorsed to prevent the invalidation of the insurance coverage because of these waivers. Nothing in this Paragraph 18 shall relieve a party of liability to the other for failure to carry insurance required by this Lease.

19.  SIGNS

     Tenant shall not place or permit to be placed in, upon, or about the Premises, the Building or the Project any exterior lights, decorations, balloons, flags, pennants, banners, advertisements or notices, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior the Premises without obtaining Landlord's prior written consent or without complying with Landlord's signage criteria specified on EXHIBIT E hereto, as the same may be modified by Landlord from time to time, and with all applicable Laws, and will not conduct, or permit to be conducted, any sale by auction on the Premises or otherwise on the Project. Tenant shall remove any sign, advertisement or notice placed on the Premises, the Building or the Project by Tenant upon the expiration of the Term or sooner termination of this Lease, and Tenant shall repair any damage or injury to the Premises, the Building or the Project caused thereby, all at Tenant's expense. If any signs are not removed, or necessary repairs not made, Landlord shall have the right to remove the signs and repair any damage or injury to the Premises, the Building or the Project at Tenant's sole cost and expense.

20.  FREE FROM LIENS

     Tenant shall keep the Premises, the Building and the Project free from any liens arising out of any work performed, material furnished or obligations incurred by or for Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have in addition to all other remedies provided herein and by law the right but not the obligation to cause same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith (including, without limitation, attorneys' fees) shall be payable to Landlord by Tenant upon demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law or that Landlord shall deem proper for the protection of Landlord, the Premises, the Building and the Project, from mechanics' and materialmen's liens. Tenant shall give to Landlord at least five (5) business days' prior written notice of commencement of any repair or construction on the Premises.

21.  ENTRY BY LANDLORD

     Tenant shall permit Landlord and Landlord's Agents to enter into and upon the Premises at all reasonable times, upon reasonable notice (except in the case of an emergency, for which no notice shall be required), and subject to Tenant's reasonable security arrangements, for the purpose of inspecting the same or showing the Premises to prospective purchasers, lenders or tenants or to alter, improve, maintain and repair the Premises or the Building as required or permitted of Landlord under the terms hereof, or for any other business purpose, without any rebate of Rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned (except for actual damages resulting from the gross negligence or willful misconduct of Landlord); and Tenant shall permit Landlord to post notices of non-responsibility and ordinary "for sale" or "for lease" signs. No such entry shall be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises. Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure in the case of an emergency and when Landlord otherwise reasonably deems such closure necessary.

22.  DESTRUCTION AND DAMAGE

     (a) If the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord shall, at Landlord's option:

          (1) In the event of total destruction (which shall mean destruction or damage in excess of twenty-five percent (25%) of the full insurable value thereof) of the Premises, elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the date (the "CASUALTY DISCOVERY DATE") Landlord obtains actual knowledge of such destruction. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such total destruction.

          (2) In the event of a partial destruction (which shall mean destruction or damage to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof) of the Premises for which Landlord will receive insurance proceeds sufficient to cover the cost to repair and restore such partial destruction and, if the damage thereto is such that the Premises may be substantially repaired or restored to its condition existing immediately prior to such damage or destruction within one hundred eighty (180) days from the Casualty Discovery Date, Landlord shall commence and proceed diligently with the work of repair and restoration, in which event the Lease shall continue in full force and effect. If such repair and restoration requires longer than one hundred eighty (180) days or if the insurance proceeds therefor (plus any amounts Tenant may elect or is obligated to contribute) are not sufficient to cover the cost of such repair and restoration, Landlord may elect either to so repair and restore, in which event the Lease shall continue in full force and effect, or not to repair or restore, in which event the Lease shall terminate. In either case, Landlord shall give written notice to Tenant of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

          (3) Notwithstanding anything to the contrary contained in this Paragraph, in the event of damage to the Premises occurring during the last twelve (12) months of the Term, Landlord and Tenant may each elect to terminate this Lease by written notice of such election given to the other within thirty
(30) days after the Casualty Discovery Date; provided, however, that Tenant shall have the right to terminate this Lease under this Paragraph 22(a)(3) only if its use of the Premises is materially disrupted as a result of such damage.

     (b) If the Premises are damaged by any peril not covered by extended coverage insurance, and the cost to repair such damage exceeds any amount Tenant may agree to contribute, Landlord may elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date on which Tenant surrenders possession of the

Premises to Landlord, except that if the damage to the Premises materially impairs Tenant's ability to continue its business operations in the Premises, then this Lease shall be deemed to have terminated as of the date such damage occurred.

     (c) Notwithstanding anything to the contrary in this Paragraph 22, Landlord shall have the option to terminate this Lease, exercisable by notice to Tenant within sixty (60) days after the Casualty Discovery Date, in each of the following instances:

          (1) If more than twenty-five percent (25%) of the full insurable value of the Building or the Project is damaged or destroyed, regardless of whether or not the Premises are destroyed.

          (2) If the Building or the Project or any portion thereof is damaged or destroyed and the repair and restoration of such damage requires longer than one hundred eighty (180) days from the Casualty Discovery Date.

          (3) If the Building or the Project or any portion thereof is damaged or destroyed and the insurance proceeds therefor are not sufficient to cover the costs of repair and restoration.

          (4) If the Building or the Project or any portion thereof is damaged or destroyed during the last twelve (12) months of the Term.

     (d) If the Premises is damaged or destroyed to the extent that the Premises cannot be fully repaired or restored by Landlord within one hundred eighty (180) days after the Casualty Discovery Date, Tenant may terminate this Lease immediately upon notice thereof to Landlord, which notice shall be given, if at all, not later than fifteen (15) days after Landlord notifies Tenant of Landlord's estimate of the period of time required to repair such damage or destruction.

     (e) In the event of repair and restoration as herein provided, the monthly installments of Base Rent shall be abated proportionately in the ratio which Tenant's use of the Premises is impaired during the period of such repair or restoration; provided, however, that Tenant shall not be entitled to such abatement to the extent that such damage or destruction resulted from the wrongful or grossly negligent acts of Tenant or Tenant's Agents. Except as expressly provided in the immediately preceding sentence with respect to abatement of Base Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any damage to or destruction of the Premises, the Building or the Project or the repair or restoration thereof, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or any part of the Premises, the

Building or the Project and/or any inconvenience or annoyance occasioned by such damage, repair or restoration.

     (f) If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall repair or restore only the initial Tenant Improvements, if any, constructed by Landlord in the Premises pursuant to the terms of this Lease, substantially to their condition existing immediately prior to the occurrence of the damage or destruction; and Tenant shall promptly repair and restore, at Tenant's expense, Tenant's Alterations which were not constructed by Landlord.

     (g) Tenant hereby waives the provisions of California Civil Code Section 1932(2) and Section 1933(4) which permit termination of a lease upon destruction of the leased premises, and the provisions of any similar law now or hereinafter in effect, and the provisions of this Paragraph 22 shall govern exclusively in case of such destruction.

23.  CONDEMNATION

     (a) If twenty-five percent (25%) or more of either the Premises, the Building or the Project or the parking areas for the Building or the Project is taken for any public or quasi-public purpose by any lawful governmental power or authority, by exercise of the right of appropriation, inverse condemnation, condemnation or eminent domain, or sold to prevent such taking (each such event being referred to as a "CONDEMNATION"), Landlord may, at its option, terminate this Lease as of the date title vests in the condemning party. If twenty-five percent (25%) or more of the Premises is taken and if the Premises remaining after such Condemnation and any repairs by Landlord would be untenantable for the conduct of Tenant's business operations, Tenant shall have the right to terminate this Lease as of the date title vests in the condemning party. If either party elects to terminate this Lease as provided herein, such election shall be made by written notice to the other party given within thirty (30) days after the nature and extent of such Condemnation have been finally determined. If neither Landlord nor Tenant elects to terminate this Lease to the extent permitted above, Landlord shall promptly proceed to restore the Premises, to the extent of any Condemnation award received by Landlord, to substantially the same condition as existed prior to such Condemnation, allowing for the reasonable effects of such Condemnation, and a proportionate abatement shall be made to the Base Rent corresponding to the time during which, and to the portion of the floor area of the Premises (adjusted for any increase thereto resulting from any reconstruction) of which, Tenant is deprived on account of such Condemnation and restoration, as reasonably determined by Landlord. Except as expressly provided in the immediately preceding sentence with respect to abatement of Base Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any Condemnation or the repair or restoration of the Premises, the Building or the Project or the parking areas for the Building or the Project following such Condemnation, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or any part of the Premises, the Building, the Project or the parking areas and/or any inconvenience or annoyance occasioned by such Condemnation, repair or restoration. The provisions of California Code of Civil Procedure Section 1265.130, which allows either party to petition the Superior Court to terminate the Lease in the event of a partial taking of the Premises, the Building or the Project or the parking areas for the Building or the Project, and any other applicable law now or hereafter enacted, are hereby waived by Tenant.

     (b) Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection with any Condemnation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise; provided, however, that Tenant shall be entitled to receive any award separately allocated by the condemning authority to Tenant for Tenant's relocation expenses or the value of Tenant's Property (specifically excluding fixtures, Alterations and other components of the Premises which under this Lease or by law are or at the expiration of the Term will become the property of Landlord), provided that such award does not reduce any award otherwise allocable or payable to Landlord.

24.  ASSIGNMENT AND SUBLETTING

     (a) Tenant shall not voluntarily or by operation of law, (1) mortgage, pledge, hypothecate or encumber this Lease or any interest herein, (2) assign or transfer this Lease or any interest herein, sublease the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be withheld unreasonably provided that (i) Tenant is not then in Default under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute a Default hereunder, and (ii) Tenant has not previously assigned or transferred this Lease or any interest herein or subleased the Premises or any part thereof, excluding only a Limited Sublease (as hereinafter defined) entered into by Tenant in accordance with Paragraph 24(h) below. When Tenant requests Landlord's consent to such assignment or subletting, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide current and prior financial statements for the proposed assignee or subtenant in a form reasonably acceptable to Landlord. Tenant shall also provide Landlord with a copy of the proposed sublease or assignment agreement, including all material terms and conditions thereof. Except in the case of a Limited Sublease (as hereinafter defined) or an assignment or sublease to a Tenant Affiliate

(as hereinafter defined), Landlord shall have the option, to be exercised within thirty (30) days of receipt of the foregoing, to (1) terminate this Lease as of the commencement date stated in the proposed sublease or assignment, (2) sublease or take an assignment, as the case may be, from Tenant of the interest, or any portion thereof, in this Lease and/or the Premises that Tenant proposes to assign or sublease, on the same terms and conditions as stated in the proposed sublet or assignment agreement, (3) consent to the proposed assignment or sublease, or (4) refuse its consent to the proposed assignment or sublease, providing that such consent shall not be unreasonably withheld, delayed or conditioned so long as Tenant is not then in Default under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute a Default hereunder. In the event Landlord elects to terminate this Lease or sublease or take an assignment from Tenant of the interest, or portion thereof, in the Lease and/or the Premises that Tenant proposes to assign or sublease as provided in the foregoing clauses (1) and (2), respectively, then Landlord shall have the additional right to negotiate directly with Tenant's proposed assignee or subtenant and to enter into a direct lease or occupancy agreement (collectively, a "DIRECT LEASE") with such party on such terms as shall be acceptable to Landlord in its sole and absolute discretion, and Tenant hereby waives any claims against Landlord related thereto, including, without limitation, any claims for any compensation or profit related to such Direct Lease, provided that any such Direct Lease shall contain a release of Tenant of all of its obligations hereunder accruing during the term of such Direct Lease with respect to the portion of the Premises demised thereunder.

     (b) Notwithstanding anything to the contrary contained in Paragraph 24(a) above, Tenant shall have the right with the consent of Landlord, which consent shall not be unreasonably withheld, to assign this Lease or to sublease the Premises or any part thereof to a Tenant Affiliate. In the event Tenant proposes to enter into an assignment or sublease with a Tenant Affiliate, then Tenant shall provide Landlord with the information required to be delivered pursuant to said Paragraph 24(a). Landlord shall have the option, to be exercised within thirty (30) days of receipt of the foregoing, to (1) consent to the proposed assignment or sublease, or (2) refuse its consent to the proposed assignment or sublease, providing that such consent shall not be unreasonably withheld. For purposes of this Paragraph 24, a "TENANT AFFILIATE" shall mean an entity that controls, is controlled by or is under common control with, Tenant; and a party shall be deemed to "control" another party for purposes of the aforesaid definition only if the first party owns more than fifty percent (50%) of the stock or other beneficial interests of the second party.

     (c) Without otherwise limiting the criteria upon which Landlord may withhold its consent under Paragraphs 24(a) and (b) above or Paragraph 24(h) below, Landlord shall be entitled to consider all reasonable criteria including, but not limited to, the following: (1) whether or not the proposed subtenant or assignee is engaged in a business which, and the use of the Premises will be in an manner which, is in keeping with the then character and nature of all other tenancies in the Project, (2) whether the use to be made of the Premises by the proposed subtenant or assignee will conflict with any so-called "exclusive" use then in favor of any other tenant of the Building or the Project, and whether such use would be prohibited by any other portion of this Lease, including, but not limited to, any rules and regulations then in effect, or under applicable Laws, and whether such use imposes a greater load upon the Premises and the Building and Project services then imposed by Tenant, (3) the business reputation of the proposed individuals who will be managing and operating the business operations of the assignee or subtenant, and the long-term financial and competitive business prospects of the proposed assignee or subtenant, and (4) the creditworthiness and financial stability of the proposed assignee or subtenant in light of the responsibilities involved. In any event, Landlord may withhold its consent to any assignment or sublease, if (i) the actual use proposed to be conducted in the Premises or portion thereof conflicts with the provisions of Paragraph 10(a) or (b) above or with any other lease which restricts the use to which any space in the Building or the Project may be put, or (ii) the proposed assignment or sublease requires Alterations to the Premises or portions thereof other than Alterations approved by Landlord pursuant to Paragraph 13 above.

     (d) If Landlord approves an assignment or subletting as herein provided, Tenant shall pay to Landlord, as Additional Rent, the difference, if any, between (1) the Base Rent plus Additional Rent allocable to that part of the Premises affected by such assignment or sublease pursuant to the provisions of this Lease, and (2) the rent and any additional rent payable by the assignee or sublessee to Tenant, less reasonable and customary market-based leasing commissions, if any, incurred by Tenant in connection with such assignment or sublease. The assignment or sublease agreement, as the case may be, after approval by Landlord, shall not be amended without Landlord's prior written consent, and shall contain a provision directing the assignee or subtenant to pay the rent and other sums due thereunder directly to Landlord upon receiving written notice from Landlord that Tenant is in default under this Lease with respect to the payment of Rent. In the event that, notwithstanding the giving of such notice, Tenant collects any rent or other sums from the assignee or subtenant, then Tenant shall hold such sums in trust for the benefit of Landlord and shall immediately forward the same to Landlord. Landlord's collection of such rent and other sums shall not constitute an acceptance by Landlord of attornment by such assignee or subtenant. A consent to one assignment, subletting, occupation or use shall not be deemed to be a consent to any other or subsequent assignment, subletting, occupation or use, and consent to any assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any assignment or subletting without Landlord's consent shall be void, and shall, at the option of Landlord, constitute a Default under this Lease.

     (e) Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the Rent and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlord's approval has been obtained for any such assignment or subletting).

     (f) Tenant shall pay Landlord's reasonable fees (including, without limitation, the fees of Landlord's counsel), incurred in connection with Landlord's review and processing of documents regarding any proposed assignment or sublease, not to exceed the sum of two thousand five hundred dollars ($2,500.00) per transaction.

     (g) Notwithstanding anything in this Lease to the contrary, in the event Landlord consents to an assignment or subletting by Tenant in accordance with the terms of this Paragraph 24, Tenant's assignee or subtenant shall have no right to further assign this Lease or any interest therein or thereunder or to further sublease all or any portion of the Premises. In furtherance of the foregoing, Tenant acknowledges and agrees on behalf of itself and any assignee or subtenant claiming under it (and any such assignee or subtenant by accepting such assignment or sublease shall be deemed to acknowledge and agree) that no sub-subleases or further assignments of this Lease shall be permitted at any time.

     (h) Notwithstanding anything in this Paragraph 24 to the contrary, Tenant shall have the right with the consent of Landlord, which consent shall not be unreasonably withheld, to sublease a portion of the Premises comprising not more than ten thousand (10,000) rentable square for a term ending not later than twenty-four (24) months after the Commencement Date (such sublease being herein referred to as a "LIMITED SUBLEASE"). In the event Tenant proposes to enter into a Limited Sublease, then Tenant shall provide Landlord with the information required to be delivered pursuant to Paragraph 24(a) above. Landlord shall have the option, to be exercised within twenty (20) days of receipt of the foregoing, to (1) consent to the proposed assignment or sublease, or (2) refuse its consent to the proposed assignment or sublease, provided that such consent shall not be unreasonably withheld, delayed or conditioned so long as Tenant is not then in Default beyond any applicable cure periods. Nothing contained herein shall be deemed to limit Landlord's right to approve any Tenant Improvements in accordance with EXHIBIT B hereto or any Alterations in accordance with Paragraph 13 above.

     (i) Tenant acknowledges and agrees that the restrictions, conditions and limitations imposed by this Paragraph 24 on Tenant's ability to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof, are, for the purposes of California Civil Code Section 1951.4, as amended from time to time, and for all other purposes, reasonable at the time that the Lease was entered into, and shall be deemed to be reasonable at the time that Tenant seeks to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof.

25.  TENANT'S DEFAULT

     The occurrence of any one of the following events shall constitute an event of default on the part of Tenant ("DEFAULT"):

     (a) The abandonment of the Premises by Tenant; the vacation of the Premises by Tenant for a period of twenty one (21) consecutive days; or any vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse; in each of the foregoing cases irrespective of whether or not Tenant is then in monetary default under this Lease. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     (b) Failure to pay any installment of Rent or any other monies due and payable hereunder, said failure continuing for a period of five (5) days after the same is due;

     (c) A general assignment by Tenant or any guarantor or surety of Tenant's obligations hereunder (collectively, "GUARANTOR") for the benefit of creditors;

     (d) The filing of a voluntary petition in bankruptcy by Tenant or any Guarantor, the filing by Tenant or any Guarantor of a voluntary petition for an arrangement, the filing by or against Tenant or any Guarantor of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by the creditors of Tenant or any Guarantor, said involuntary petition remaining undischarged for a period of sixty (60) days;

     (e) Receivership, attachment, or other judicial seizure of substantially all of Tenant's assets on the Premises, such attachment or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof;

     (f) Death or disability of Tenant or any Guarantor, if Tenant or such Guarantor is a natural person, or the failure by Tenant or any Guarantor to maintain its legal existence, if Tenant or such Guarantor is a corporation, partnership, limited liability company, trust or other legal entity;

     (g) Failure of Tenant to execute and deliver to Landlord any estoppel certificate, subordination agreement, or lease amendment within the time periods and in the manner required by Paragraphs 31 or 32 or 43;

     (h) An assignment or sublease, or attempted assignment or sublease, of this Lease or the Premises by Tenant contrary to the provision of Paragraph 24, unless such assignment or sublease is expressly conditioned upon Tenant having received Landlord's consent thereto;

     (i) Failure of Tenant to restore the Letter of Credit or the Security Deposit to the amount and within the time period provided in Paragraph 7 or Paragraph 8, respectively, above;

     (j) Failure in the performance of any of Tenant's covenants, agreements or obligations hereunder (except those failures specified as events of Default in subparagraphs (b), (l) or (m) above or any other subparagraphs of this Paragraph 25, which shall be governed by such other Paragraphs), which failure continues for thirty (30) days after written notice thereof from Landlord to Tenant, provided that, if Tenant has exercised reasonable diligence to cure such failure and such failure cannot be cured within such thirty (30) day period despite reasonable diligence, Tenant shall not be in default under this subparagraph so long as Tenant thereafter diligently and continuously prosecutes the cure to completion and actually completes such cure within ninety (90) days after the giving of the aforesaid written notice;

     (k) Chronic delinquency by Tenant in the payment of Rent, or any other periodic payments required to be paid by Tenant under this Lease. "CHRONIC DELINQUENCY" shall mean failure by Tenant to pay Rent, or any other payments required to be paid by Tenant under this Lease within three (3) days after written notice thereof for any three (3) months (consecutive or nonconsecutive) during any period of twelve (12) months. In the event of a Chronic Delinquency, in addition to Landlord's other remedies for Default provided in this Lease, at Landlord's option, Landlord shall have the right to require that Rent be paid by Tenant quarterly, in advance;

     (l) Chronic overuse by Tenant or Tenant's Agents of the number of undesignated parking spaces set forth in the Basic Lease Information. "CHRONIC OVERUSE" shall mean use by Tenant or Tenant's Agents of a number of parking spaces greater than the number of parking spaces set forth in the Basic Lease Information more than three (3) times during the Term after written notice by Landlord;

     (m) Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or be reduced or materially changed, except as permitted in this Lease; and

     (n) Any failure by Tenant to discharge any lien or encumbrance placed on the Project or any part thereof in violation of this Lease within ten (10) days after the date such lien or encumbrance is filed or recorded against the Project or any part thereof.

     Tenant agrees that any notice given by Landlord pursuant to Paragraph 25(j), (k) or (l) above shall satisfy the requirements for notice under California Code of Civil Procedure Section 1161, and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding.

26.  LANDLORD'S REMEDIES

     (a) TERMINATION. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

          (1) the worth at the time of award of any unpaid Rent and any other sums due and payable which have been earned at the time of such termination; plus

          (2) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

          (3) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including, without limitation, (A) any costs or expenses incurred by Landlord (1) in retaking possession of the Premises; (2) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering, remodeling or rehabilitating the Premises or any affected portions of the Building or the Project, including such actions undertaken in connection with the reletting or attempted reletting of the Premises to a new tenant or tenants; (3) for leasing commissions, advertising costs and other expenses of reletting the Premises; or
(4) in carrying the Premises, including taxes, insurance premiums, utilities and security precautions; (B) any unearned brokerage commissions paid in connection with this Lease; and (C) any unamortized portion of the Tenant Improvement Allowance (such Tenant Improvement Allowance to be amortized over the Term in the manner reasonably determined by Landlord), plus

          (5) such reasonable attorneys' fees incurred by Landlord as a result of a Default, and costs in the event suit is filed by Landlord to enforce such remedy; and plus

          (6) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

As used in subparagraphs (1) and (2) above, the "worth at the time of award" is computed by allowing interest at an annual rate equal to twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. As used in subparagraph (3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other pertinent present or future Law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any Default of Tenant hereunder.

     (b) CONTINUATION OF LEASE. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's Default and abandonment and recover Rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations). In addition, Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises. For purposes of this Paragraph 26(b), the following acts by Landlord will not constitute the termination of Tenant's right to possession of the Premises:

          (1) Acts of maintenance or preservation or efforts to relet the Premises, including, but not limited to, alterations, remodeling, redecorating, repairs, replacements and/or painting as Landlord shall consider advisable for the purpose of reletting the Premises or any part thereof; or

          (2) The appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease or in the Premises.

     (c) RE-ENTRY. In the event of any Default by Tenant, Landlord shall also have the right, with or without terminating this Lease, in compliance with applicable law, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

     (d) RELETTING. In the event of the abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided in Paragraph 26(c) or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in Paragraph 26(a), Landlord may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises in Landlord's sole discretion. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied in the following order: (1) to reasonable attorneys' fees incurred by Landlord as a result of a Default and costs in the event suit is filed by Landlord to enforce such remedies; (2) to the payment of any costs of such reletting; (3) to the payment of the costs of any alterations and repairs to the Premises; (4) to the payment of Rent due and unpaid hereunder; and (5) the residue, if any, shall be held by Landlord and applied in payment of future Rent and other sums payable by Tenant hereunder as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during the month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

     (e) TERMINATION. No re-entry or taking of possession of the Premises by Landlord pursuant to this Paragraph 26 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any Default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such Default.

     (f) CUMULATIVE REMEDIES. The remedies herein provided are not exclusive and Landlord shall have any and all other remedies provided herein or by law or in equity.

     (g) NO SURRENDER. No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger unless Landlord elects in writing that such merger take place, but shall operate as an assignment to Landlord of any and all existing subleases, or Landlord may, at its option, elect in writing to treat such surrender as a merger terminating Tenant's estate under this Lease, and thereupon Landlord may terminate any or all such subleases by notifying the sublessee of its election so to do within five (5) days after such surrender.

27.  LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

     (a) Without limiting the rights and remedies of Landlord contained in Paragraph 26 above, if Tenant shall be in Default in the performance of any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, then Landlord may at Landlord's option, without any obligation to do so, and without notice to Tenant perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant or any of Tenant's Agents.

     (b) Without limiting the rights of Landlord under Paragraph 27(a) above, Landlord shall have the right at Landlord's option, without any obligation to do so, to perform any of Tenant's covenants or obligations under this Lease without notice to Tenant in the case of an emergency, as determined by Landlord in its sole and absolute judgment, or if Landlord otherwise determines in its sole discretion that such performance is necessary or desirable for the proper management and operation of the Building or the Project or for the preservation of the rights and interests or safety of other tenants of the Building or the Project.

     (c) If Landlord performs any of Tenant's obligations hereunder in accordance with this Paragraph 27, the full amount of the cost and expense incurred or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment by Landlord at the lower of (1) ten percent (10%) per annum, or (2) the highest rate permitted by applicable law.

28.  ATTORNEY'S FEES

     (a) If either party hereto fails to perform any of its obligations under this Lease or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Lease, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Lease and to survive and not be merged into any such judgment.

     (b) Without limiting the generality of Paragraph 28(a) above, if Landlord utilizes the services of an attorney for the purpose of collecting any Rent due and unpaid by Tenant or in connection with any other breach of this Lease by Tenant, Tenant agrees to pay Landlord actual attorneys' fees as determined by Landlord for such services, regardless of the fact that no legal action may be commenced or filed by Landlord.

29.  TAXES

     Tenant shall be liable for and shall pay, prior to delinquency, all taxes levied against Tenant's Property. If any Alteration installed by Tenant pursuant to Paragraph 13 or any of Tenant's Property is assessed and taxed with the Project or Building, Tenant shall pay such taxes to Landlord within ten (10) days after delivery to Tenant of a statement therefor.

30.  EFFECT OF CONVEYANCE

     The term "Landlord" as used in this Lease means, from time to time, the then current owner of the Building or the Project containing the Premises, so that, in the event of any sale of the Building or the Project, Landlord shall be and hereby is entirely freed and relieved of all future covenants and obligations of Landlord hereunder, provided that the purchaser of the Building or the Project has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder arising from and after the effective date of such sale or other transfer.

31.  TENANT'S ESTOPPEL CERTIFICATE

     From time to time, upon written request of Landlord, Tenant shall execute, acknowledge and deliver to Landlord or its designee, a written certificate stating (a) the date this Lease was executed, the Commencement Date of the Term and the date the Term expires; (b) the date Tenant entered into occupancy of the Premises; (c) the amount of Rent and the date to which such Rent has been paid;
(d) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or, if assigned, modified, supplemented or amended, specifying the date and terms of any agreement so affecting this Lease); (e) that this Lease represents the entire agreement between the parties with respect to Tenant's right to use and occupy the Premises (or specifying such other agreements, if any); (f) that all obligations under this Lease to be performed by Landlord as of the date of such certificate have been satisfied (or specifying those as to which Tenant claims that Landlord has yet to perform); (g) that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received (or stating exceptions thereto); (h) that on such date there exist no defenses or offsets that Tenant has against the enforcement of this Lease by Landlord (or stating exceptions thereto); (i) that no Rent or other sum payable by Tenant hereunder has been paid more than one (1) month in advance (or stating exceptions thereto); (j) that security has been deposited with Landlord, stating the original amount thereof and any changes thereto; and (k) any other matters evidencing the status of this Lease that may be reasonably required either by a lender making a loan to Landlord to be secured by a deed of trust covering the Building or the Project or by a purchaser of the Building or the Project. Any such certificate delivered pursuant to this Paragraph 31 may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Premises. If Tenant shall fail to provide such certificate within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, such failure shall, at Landlord's election, constitute a Default under this Lease, and Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

32.  SUBORDINATION

     Landlord shall have the right to cause this Lease to be and remain subject and subordinate to any and all mortgages, deeds of trust and ground leases, if any ("ENCUMBRANCES") that are now or may hereafter be executed covering the Premises, or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, that in the event of termination of any such ground lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in default, the holder thereof ("HOLDER") shall agree to recognize Tenant's rights under this Lease as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within ten (10) days after Landlord's written request, Tenant shall execute, acknowledge and deliver any and all reasonable documents required by Landlord or the Holder to effectuate such subordination. If Tenant fails to do so, such failure shall constitute a Default by Tenant under this Lease. Notwithstanding anything to the contrary set forth in this Paragraph 32, Tenant hereby attorns and agrees to attorn to any person or entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance.

33.  ENVIRONMENTAL COVENANTS

     (a) Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord a Hazardous Materials Disclosure Certificate ("INITIAL DISCLOSURE CERTIFICATE"), a fully completed copy of which is attached hereto as

EXHIBIT F and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial Disclosure Certificate is true and correct and accurately describes the Hazardous Materials which will be manufactured, treated, used or stored on or about the Premises by Tenant or Tenant's Agents. Tenant shall, on each anniversary of the Commencement Date and at such other times as Tenant desires to manufacture, treat, use or store on or about the Premises new or additional Hazardous Materials which were not listed on the Initial Disclosure Certificate, complete, execute and deliver to Landlord an updated Disclosure Certificate (each, an "UPDATED DISCLOSURE CERTIFICATE") describing Tenant's then current and proposed future uses of Hazardous Materials on or about the Premises, which Updated Disclosure Certificates shall be in the same format as that which is set forth in EXHIBIT F or in such updated format as Landlord may require from time to time. Tenant shall deliver an Updated Disclosure Certificate to Landlord not less than thirty (30) days prior to the date Tenant intends to commence the manufacture, treatment, use or storage of new or additional Hazardous Materials on or about the Premises, and Landlord shall have the right to approve or disapprove such new or additional Hazardous Materials in its sole and absolute discretion. Tenant shall make no use of Hazardous Materials on or about the Premises except as described in the Initial Disclosure Certificate or as otherwise approved by Landlord in writing in accordance with this Paragraph 33(a).

     (b) As used in this Lease, the term "HAZARDOUS MATERIALS" shall mean and include any substance that is or contains (1) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C. Section 9601 et seq.) or any regulations promulgated under CERCLA; (2) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section 6901 et seq.) or any regulations promulgated under RCRA; (3) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. Section 2601 et seq.) or any regulations promulgated under TSCA; (4) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (5) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (6) polychlorinated biphenyls; (7) lead and lead-containing materials; or (8) any additional substance, material or waste (A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (ii) causes or threatens to cause a nuisance on the Premises or any adjacent area or property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent area or property, or (iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws.

     (c) As used in this Lease, the term "ENVIRONMENTAL LAWS" shall mean and include (1) CERCLA, RCRA and TSCA; and (2) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (A) pollution, (B) the protection or regulation of human health, natural resources or the environment, (C) the treatment, storage or disposal of Hazardous Materials, or (D) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

     (d) Tenant agrees that during its use and occupancy of the Premises it will
(1) not (A) permit Hazardous Materials to be present on or about the Premises except in a manner and quantity necessary for the ordinary performance of Tenant's business (provided that Tenant shall not be responsible under this Paragraph 33(d)(1)(A) for the on-site migration of Hazardous Materials from off-site sources not under the control of Tenant or any Affiliate of Tenant, provided that neither Tenant nor Tenant's Agents exacerbate the presence of or contamination caused by such Hazardous Materials), or (B) release, discharge or dispose of any Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Project; (2) comply with all Environmental Laws relating to the Premises and the use of Hazardous Materials on or about the Premises and not engage in or permit others to engage in any activity at the Premises in violation of any Environmental Laws; and (3) immediately notify Landlord of (A) any inquiry, test, investigation or enforcement proceeding by any governmental agency or authority against Tenant, Landlord or the Premises, Building or Project relating to any Hazardous Materials or under any Environmental Laws or (B) the occurrence of any event or existence of any condition that would cause a breach of any of the covenants set forth in this Paragraph 33. For purposes of this Paragraph 33(d), "AFFILIATE" shall mean a party which controls, is controlled by or is under common control with, Tenant.

     (e) If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Project, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (1) the requirements of (A) all Environmental Laws and (B) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (2) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises, the Building or the Project.

     (f) Upon reasonable notice to Tenant, Landlord may inspect the Premises and surrounding areas for the purpose of determining whether there exists on or about the Premises any Hazardous Material or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. Such inspections may include, but are not limited to, entering the Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the Term of this Lease. In the event (1) such inspections reveal the presence of any such Hazardous Material or other condition or activity in violation of the requirements of this Lease or of any Environmental Laws, or (2) Tenant or its Agents contribute or knowingly consent to the presence of any Hazardous Materials in, on, under, through or about the Premises, the Building or the Project or exacerbate the condition of or the conditions caused by any Hazardous Materials in, on, under, through or about the Premises, the Building or the Project, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days of receipt of a written statement therefor. Tenant will supply to Landlord such historical and operational information regarding the Premises and surrounding areas as may be reasonably requested to facilitate any such inspection and will make available for meetings appropriate personnel having knowledge of such matters. Tenant agrees to give Landlord at least sixty (60) days' prior notice of its intention to vacate the Premises so that Landlord will have an opportunity to perform such an inspection prior to such vacation. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage, treatment or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

     (g) Landlord shall have the right, but not the obligation, prior or subsequent to a Default, without in any way limiting Landlord's other rights and remedies under this Lease, to enter upon the Premises, or to take such other actions as it deems necessary or advisable, to investigate, clean up, remove or remediate any Hazardous Materials or contamination by Hazardous Materials present on, in, at, under, or emanating from, the Premises, the Building or the Project in violation of Tenant's obligations under this Lease or under any Environmental Laws. Notwithstanding any other provision of this Lease, Landlord shall also have the right, at its election, in its own name or as Tenant's agent, to negotiate, defend, approve and appeal, at Tenant's expense, any action taken or order issued by any governmental agency or authority with regard to any such Hazardous Materials or contamination by Hazardous Materials in violation of Tenant's obligations under this Lease or under any Environmental Laws. All costs and expenses paid or incurred by Landlord in the exercise of the rights set forth in this Paragraph 33 shall be payable by Tenant upon demand.

     (h) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on, about or near the Premises by Tenant or Tenant's Agents, and, to the extent of any such debris, waste or Hazardous Materials, in a condition which complies with all Environmental Laws and any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises, the Building or the Project, including, without limitation, the obtaining of any closure permits or other governmental permits or approvals related to Tenant's use of Hazardous Materials in or about the Premises. Tenant's obligations and liabilities pursuant to the provisions of this Paragraph 33 shall survive the expiration or earlier termination of this Lease. If the condition of all or any portion of the Premises, the Building, and/or the Project is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including, without limitation, all Environmental Laws, at the expiration or earlier termination of this Lease, then at Landlord's sole option, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for normal wear and tear, including, without limitation, the conduct or performance of any closures as required by any Environmental Laws. For purposes hereof, the term "normal wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, and/or the Project in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Paragraph 36 of this Lease.

     (i) Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Premises, the Building or the Project, liabilities and expenses (including attorney's fees)) sustained by Landlord attributable to (1) any Hazardous Materials placed on or about the Premises, the Building or the Project by Tenant or Tenant's Agents, or (2) Tenant's breach of any provision of this Paragraph 33.

     (j) Notwithstanding anything in this Paragraph 33 to the contrary, Tenant shall not be responsible for the clean up or remediation of, and shall not required to indemnify Landlord against, any costs or liabilities attributable to, Hazardous Materials placed on or about the Premises (i) prior to the Commencement Date by third parties not related to Tenant or Tenant's Agents, or
(ii) by Landlord at any time, except in either case to the extent that Tenant or Tenant's Agents have contributed to or exacerbated the presence of such Hazardous Materials.

     (k) The provisions of this Paragraph 33 shall survive the expiration or earlier termination of this Lease.

34.  NOTICES

     All notices and demands which are required or may be permitted to be given to either party by the other hereunder shall be in writing and shall be sent by United States mail, postage prepaid, certified, or by personal delivery or overnight courier, addressed to the addressee at Tenant's Address or Landlord's Address as specified in the Basic Lease Information, or to such other place as either party may from time to time designate in a notice to the other party given as provided herein. Copies of all notices and demands given to Landlord shall additionally be sent to Landlord's property manager at the address specified in the Basic Lease Information or at such other address as Landlord may specify in writing from time to time. Notice shall be deemed given upon actual receipt (or attempted delivery if delivery is refused ), if personally delivered, or one (1) business day following deposit with a reputable overnight courier that provides a receipt, or on the third
(3rd) day following deposit in the United States mail in the manner described above.

35.  WAIVER

     The waiver of any breach of any term, covenant or condition of this Lease shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No delay or omission in the exercise of any right or remedy of Landlord in regard to any Default by Tenant shall impair such a right or remedy or be construed as a waiver. Any waiver by Landlord of any Default must be in writing and shall not be a waiver of any other Default concerning the same or any other provisions of this Lease.

36.  HOLDING OVER

     Any holding over after the expiration of the Term, without the express written consent of Landlord, shall constitute a Default and, without limiting Landlord's remedies provided in this Lease, such holding over shall be construed to be a tenancy at sufferance, at a rental rate of one hundred fifty percent (150%) of the Base Rent last due in this Lease, plus Additional Rent, and shall otherwise be on the terms and conditions herein specified, so far as applicable; provided, however, in no event shall any renewal or expansion option or other similar right or option contained in this Lease be deemed applicable to any such tenancy at sufferance. If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of Paragraphs 12 and 33(h), Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses to Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

37.  SUCCESSORS AND ASSIGNS

     The terms, covenants and conditions of this Lease shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto. If Tenant shall consist of more than one entity or person, the obligations of Tenant under this Lease shall be joint and several.

38.  TIME

     Time is of the essence of this Lease and each and every term, condition and provision herein.

39.  BROKERS

     Landlord and Tenant each represents and warrants to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker except the Broker(s) specified in the Basic Lease Information in the negotiating or making of this Lease, and each party agrees to indemnify and hold harmless the other from any claim or claims, and costs and expenses, including attorneys' fees, incurred by the indemnified party in conjunction with any such claim or claims of any other broker or brokers to a commission in connection with this Lease as a result of the actions of the indemnifying party. Landlord shall be responsible for a commission payable to Landlord's Broker in connection with the execution of this Lease pursuant to a separate written agreement between Landlord and Landlord's Broker, and Landlord's Broker shall be solely responsible for any commission or fee payable to Tenant's Broker in connection with this Lease or the subject matter hereof.

40.  LIMITATION OF LIABILITY

     Tenant agrees that, in the event of any default or breach by Landlord with respect to any of the terms of the Lease to be observed and performed by Landlord (1) Tenant shall look solely to the then-current landlord's interest in the Building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord;
(2) no other property or assets of Landlord, its partners, shareholders, officers, directors, employees, investment advisors, or any successor in interest of any of them (collectively, the "LANDLORD PARTIES") shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies; (3) no personal liability shall at any time be asserted or enforceable against any one or more of the Landlord Parties; and (4) no judgment will be taken against any one or more of the Landlord Parties. The provisions of this section shall apply only to the Landlord and the parties herein described, and shall not be for the benefit of any insurer nor any other third party. This provision shall survive the termination or expiration of this Lease.

41.  FINANCIAL STATEMENTS

     Within ten (10) days after Landlord's request, Tenant shall deliver to Landlord the then current financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available), prepared or compiled by a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year.

42.  RULES AND REGULATIONS

     Tenant agrees to comply with such reasonable rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of the Building and the Project. Such rules may include but shall not be limited to the following: (a) restriction of employee parking to a limited, designated area or areas; and (b) regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant. The then current rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the failure of any other person to observe and abide by any of said rules and regulations. Landlord's current rules and regulations are attached to this Lease as EXHIBIT D.

43.  MORTGAGEE PROTECTION

     (a) MODIFICATIONS FOR LENDER. If, in connection with obtaining financing for the Project or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent to such modifications, provided such modifications do not materially adversely affect Tenant's rights or increase Tenant's obligations under this Lease.

     (b) RIGHTS TO CURE. Tenant agrees to give to any trust deed or mortgage holder ("HOLDER"), by registered mail, at the same time as it is given to Landlord, a copy of any notice of default given to Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Holder shall have an additional twenty (20) days after expiration of such period, or after receipt of such notice from Tenant (if such notice to the Holder is required by this Paragraph 43(b)), whichever shall last occur within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such twenty (20) days, any Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated.

44.  ENTIRE AGREEMENT

     This Lease, including the Exhibits and any Addenda attached hereto, which are hereby incorporated herein by this reference, contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein or therein, shall be of any force and effect.

45.  INTEREST

     Any installment of Rent and any other sum due from Tenant under this Lease which is not received by Landlord within ten (10) days from when the same is due shall bear interest from the date such payment was originally due under this Lease until paid at an annual rate equal to the maximum rate of interest permitted by law. Payment of such interest shall not excuse or cure any Default by Tenant. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in collection of such amounts.

46.  CONSTRUCTION

     This Lease shall be construed and interpreted in accordance with the laws of the State of California. The parties acknowledge and agree that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Lease, including the Exhibits and any Addenda attached hereto. All captions in this Lease are for reference only and shall not be used in the interpretation of this Lease. Whenever required by the context of this Lease, the singular shall include the plural, the masculine shall include the feminine, and vice versa. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

47.  REPRESENTATIONS AND WARRANTIES OF TENANT

     Tenant hereby makes the following representations and warranties, each of which is material and being relied upon by Landlord, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of the Lease.

     (a) If Tenant is an entity, Tenant is duly organized, validly existing and in good standing under the laws of the state of its organization and the persons executing this Lease on behalf of Tenant have the full right and authority to execute this Lease on behalf of Tenant and to bind Tenant without the consent or approval of any other person or entity. Tenant has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms.

     (b) Tenant has not (1) made a general assignment for the benefit of creditors, (2) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (3) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (4) suffered the attachment or other judicial seizure of all or substantially all of its assets, (5) admitted in writing its inability to pay its debts as they come due, or (6) made an offer of settlement, extension or composition to its creditors generally.

48.  SECURITY

     (a) Tenant acknowledges and agrees that, while Landlord may engage security personnel to patrol the Building or the Project, Landlord is not providing any security services with respect to the Premises, the Building or the Project and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises, the Building or the Project.

     (b) Tenant hereby agrees to the exercise by Landlord and Landlord's Agents, within their sole discretion, of such security measures as, but not limited to, the evacuation of the Premises, the Building or the Project for cause, suspected cause or for drill purposes, the denial of any access to the Premises, the Building or the Project and other similarly related actions that it deems necessary to prevent any threat of property damage or bodily injury. The exercise of such security measures by Landlord and Landlord's Agents, and the resulting interruption of service and cessation of Tenant's business, if any, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord or Landlord's Agents liable to Tenant for any resulting damages or relieve Tenant from Tenant's obligations under this Lease.

49.  JURY TRIAL WAIVER

     Tenant hereby waives any right to trial by jury with respect to any action or proceeding (i) brought by Landlord, Tenant or any other party, relating to
(A) this Lease and/or any understandings or prior dealings between the parties hereto, or (B) the Premises, the Building or the Project or any part thereof, or
(ii) to which Landlord is a party. Tenant hereby agrees that this Lease constitutes a written consent to waiver of trial by jury pursuant to the provisions of California Code of Civil Procedure Section 631, and Tenant does hereby constitute and appoint Landlord its true and lawful attorney-in-fact, which appointment is coupled with an interest, and Tenant does hereby authorize and empower Landlord, in the name, place and stead of Tenant, to file this Lease with the clerk or judge of any court of competent jurisdiction as a statutory written consent to waiver of trial by jury.

50.  OPTION TO RENEW

     Tenant shall have one (1) option (the "RENEWAL OPTION") to extend the Term for a period of five (5) years beyond the Expiration Date (the "RENEWAL TERM"). The Renewal Option shall be effective only if Tenant is not in Default under this Lease beyond the expiration of any applicable cure period either at the time of exercise of the Renewal Option or the time of commencement of the Renewal Term. The Renewal Option must be exercised, if at all, by written notice (the "ELECTION NOTICE") from Tenant to Landlord given not more than twelve (12) months nor less than six (6)) months prior to the expiration of the initial Term. Except as hereinafter provided in this Paragraph 50, any such notice given by Tenant to Landlord shall be irrevocable. If Tenant fails to exercise the Renewal Option in a timely manner as provided for above, the Renewal Option shall be void. The Renewal Term shall be upon the same terms and conditions as the initial Term, except that the annual Base Rent during the Renewal Term shall be equal to an amount specified by Landlord in a written notice (the "RENEWAL RATE NOTICE") to Tenant given prior to the expiration of the initial Term. Tenant shall have ten (10) days after receipt of the Renewal Rate Notice (the "RESPONSE PERIOD") to advise Landlord whether or not Tenant agrees to pay the Base Rent specified in the Renewal Rate Notice. If Tenant agrees to pay such Base Rent, then Landlord and Tenant shall promptly enter into an amendment to this Lease providing for the lease of the Premises by Tenant during the Renewal Term upon the terms stated in the Renewal Rate Notice. If Tenant does not agree to pay the Base Rent specified in the Renewal Rate Notice, Tenant shall have the right to rescind its Election Notice in writing within the Response Period and neither party shall have any further rights or obligations under this Paragraph
50. If Tenant fails to provide Landlord with written notice of rescission prior to the expiration of the Response Period, then Tenant shall be deemed to have agreed to pay the Base Rent specified in the Renewal Rate Notice.

     Landlord and Tenant have executed and delivered this Lease as of the Lease Date specified in the Basic Lease Information.

LANDLORD:                                      TENANT:

AETNA LIFE INSURANCE COMPANY,                  CLASSIFIEDS2000, INC.,
a Connecticut corporation                      a California corporation

By:  Allegis Realty Investors LLC
     Its Investment Advisor and Agent          By:   /s/ SANI EL-FISHAWY
                                                   -----------------------------
                                               Print Name:  SANI EL-FISHAWY
                                                           ---------------------
                                               Its:  CEO
                                                    ----------------------------
     By:    /s/ CYNTHIA STEVENIN
          -------------------------------
                  Cynthia Stevenin
                   Vice President              By: _____________________________
                                               Print Name: _____________________
                                               Its: ____________________________

                                    EXHIBIT A

                             DIAGRAM OF THE PREMISES

                                    EXHIBIT B

                               TENANT IMPROVEMENTS

     This exhibit, entitled "TENANT IMPROVEMENTS", is and shall constitute EXHIBIT B to the Lease Agreement, dated as of the Lease Date, by and between Landlord and Tenant for the Premises. The terms and conditions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Capitalized terms used, but not otherwise defined, in this EXHIBIT B have the meanings ascribed to such terms in the Lease.

1.   TENANT IMPROVEMENTS

     Subject to the conditions set forth below, Landlord agrees to construct certain Tenant Improvements in the Premises pursuant to the terms of this EXHIBIT B.

2.   DEFINITION

     "TENANT IMPROVEMENTS" as used in the Lease and this EXHIBIT B shall include only those improvements within the interior portions of the Premises which are depicted on the Final Plans and Specifications (hereafter defined in Paragraph
3) or described hereinbelow. "TENANT IMPROVEMENTS" shall specifically not include any Alterations installed or constructed by Tenant, and any of Tenant's Property.

     The Tenant Improvements may include:

     (a) Partitioning, doors, floor coverings, finishes, ceilings, wall coverings and painting, millwork and similar items.

     (b) Electrical wiring, lighting fixtures, outlets and switches, and other electrical work.

     (c) Duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems serving the Premises, including the cost of meter and key control for after-hour air conditioning.

     (d) Any additional Tenant requirements including, but not limited to odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems.

     (e) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories installed within the Building and serving the Premises.

     (f) All plumbing, fixtures, pipes, and accessories to be installed within the Building and serving the Premises.

3.   PLANS AND SPECIFICATIONS

     Landlord shall retain the architect specified in the Basic Lease Information ("ARCHITECT") for the preparation of preliminary and final working architectural and engineering plans and specifications for the Tenant Improvements ("PLANS AND SPECIFICATIONS"). Tenant shall cooperate with the Architect and shall furnish within ten (10) days after request therefor, all information required by the Architect for completion of the Plans and Specifications, and shall provide (in writing, if requested by Landlord), not later than three (3) business days after request therefor, any approval or disapproval of the Plans and Specifications which Tenant is permitted to give under this EXHIBIT B. The Plans and Specifications shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. The Plans and Specifications approved by Landlord shall be referred to herein as the "FINAL PLANS AND SPECIFICATIONS." Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Change Request (hereafter defined in Paragraph 7 below) because, in Landlord's reasonable opinion, the work as described in any such item, or any Change Request, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Landlord's ability to furnish services to Tenant; (c) would increase the cost of operating the Building or the Project (unless Tenant agrees in writing to pay the full amount of any such increase); (d) would violate any Laws; (e) contains or uses Hazardous Materials;
(f) would adversely affect the appearance of the Building or the Project or the marketability of the Premises to subsequent tenants; (g) is prohibited by any ground lease affecting the Building and/or the Project, any Private Restrictions or any mortgage, trust deed or other instrument encumbering the Building and/or the Project; (h) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work; (i) is not, at a minimum in accordance with Landlord's building standards, or (j) would increase the Tenant Improvements Cost (defined in Paragraph 6 below) by more than ten percent (10%) from the cost originally estimated and anticipated by the parties. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Final Plans and Specifications or any other plans, specifications, drawings or other items associated with the Tenant Improvements nor Landlord's performance, supervision or monitoring of the Tenant Improvements shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises. As between Landlord and Tenant, Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Tenant Improvements and the Final Plans and Specifications are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises and Tenant's use of the Premises. Landlord and Tenant shall indicate their approval of the Final Plans and Specifications by initialing them and attaching them to the Lease as EXHIBIT B-1. Upon completion of the Final Plans and Specifications and approval thereof by Landlord and Tenant, Landlord will obtain one or more bids for the work shown on the Final Plans and Specifications and furnish a cost breakdown to Tenant. In the event the estimated Tenant Improvements Cost, based on such bid(s) and the reasonably anticipated costs of other items constituting the Tenant Improvements Cost, exceeds the Tenant Improvements Allowance (hereafter defined in Paragraph 5), plus any amounts which Tenant desires to pay as an Excess Tenant Improvements Cost (hereafter defined in Paragraph 7) ("TENANT'S T.I. BUDGET"), at Tenant's request, the Final Plans and Specifications may be revised, at Tenant's cost and expense. Any such revisions shall be subject to Landlord's approval, and the amended Final Plans and Specifications, as approved by Landlord and Tenant, shall thereafter be deemed to be the Final Plans and Specifications for the Tenant Improvements. The amended Final Plans and Specifications shall be approved by Tenant (in writing, if requested by Landlord) not later than three
(3) business days after Landlord's request therefor. Landlord shall thereafter submit such amended Final Plans and Specifications to its contractor (the "CONTRACTOR") for re-bidding, and shall furnish a cost breakdown to Tenant. If the estimated Tenant Improvements Cost, as determined by the bids based on the amended Final Plans and Specifications and the reasonably anticipated costs of other items constituting the Tenant Improvements Cost, result in an Excess Tenant Improvements Cost, then Tenant shall pay such Excess Tenant Improvements Cost as and when required by Paragraph 8. Tenant's failure to approve or disapprove any matters which Tenant shall be entitled to approve or disapprove pursuant to this Paragraph 3 shall be conclusively deemed to be approval of same by Tenant.

4.   LANDLORD TO CONSTRUCT IMPROVEMENTS

     When the Final Plans and Specifications (as amended, if required by Paragraph 3 above) have been approved by Landlord and Tenant, Landlord shall submit such Final Plans and Specifications to all governmental authorities having rights of approval over the Tenant Improvement work and shall apply for all governmental approvals and building permits. Subject to satisfaction of all conditions precedent and subsequent to its obligations under this EXHIBIT B, and further subject to the provisions of Paragraph 7, Landlord shall thereafter direct the Contractor to commence and proceed to complete construction of the Tenant Improvements in accordance with the Final Plans and Specifications. The Contractor shall be engaged by Landlord pursuant to a guaranteed maximum price contract.

5.   TENANT IMPROVEMENTS ALLOWANCE

     (a) Landlord shall provide an allowance for the planning and construction of the Tenant Improvements in the amount specified in the Basic Lease Information ("TENANT IMPROVEMENTS ALLOWANCE"). The Tenant Improvements Allowance shall be the maximum contribution by Landlord for the Tenant Improvements Cost. Should the actual cost of planning and constructing those Tenant Improvements depicted on the Final Plans and Specifications be less than the Tenant Improvements Allowance, the Tenant Improvements Allowance shall be reduced to an amount equal to said actual cost.

     (b) In the event the actual cost of constructing the Tenant Improvements depicted on the Final Plans and Specifications is less than the Tenant Improvements Allowance, then Landlord and Tenant shall set forth the amount of the unused Tenant Improvements Allowance (the "REMAINING ALLOWANCE") on the Commencement Date Memorandum. Landlord shall thereafter disburse the Remaining Allowance to Tenant to reimburse Tenant for costs actually incurred in making Alterations to the Premises pursuant to Paragraph 13 above as necessary to re-demise the Premises following the expiration of the Limited Sublease. Tenant shall provide Landlord with invoices, receipts and other documentation reasonably requested by Landlord to substantiate such costs.

6.   TENANT IMPROVEMENTS COST

     The Tenant Improvements Cost ("TENANT IMPROVEMENTS COST") shall include all costs and expenses associated with the design, preparation, approval and construction of the Tenant Improvements, including, but not limited, to the following:

     (a) All costs of preliminary and final architectural and engineering plans and specifications for the Tenant Improvements, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

     (b) All costs of obtaining building permits and other necessary authorizations and approvals from local governmental authorities;

     (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

     (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord, Landlord's consultants and property manager and the Contractor in connection with construction of the Tenant Improvements and all labor (including overtime) and materials constituting the Tenant Improvements;

     (e) All fees payable to the Architect, the Contractor, subcontractors and Landlord's engineering firm if they are required by Tenant and/or any governmental authorities to redesign any portion of the Tenant Improvements following Tenant's approval of the Final Plans and Specifications;

     (f) All construction and project management fees payable by Landlord to Landlord's property management company or any other individual or entity; provided, however, that the construction management fee payable to Landlord's property management company shall not exceed an amount equal to four percent (4%) of the Tenant Improvements Cost; and

     (g) Utility connection fees.

     In no event shall the Tenant Improvements Cost include any costs of procuring, constructing or installing in the Premises any of Tenant's Property.

7.   EXCESS TENANT IMPROVEMENTS COST

     If the Tenant Improvements Cost is more than the Tenant Improvements Allowance, then the difference between the Tenant Improvements Cost and the Tenant Improvements Allowance ("EXCESS TENANT IMPROVEMENTS COST") shall be paid by Tenant to Landlord in cash, within ten (10) days of delivery of statements from Landlord to Tenant therefor. If construction of the Tenant Improvements will result in an Excess Tenant Improvements Cost, Landlord shall not be obligated to commence or continue construction of the Tenant Improvements if payment of the Excess Tenant Improvements Costs by Tenant is not received within ten (10) days after delivery by Landlord to Tenant of a statement therefor; provided, however, that Landlord may, at its option, commence or continue construction of the Tenant Improvements, in which event Tenant shall pay the Excess Tenant Improvements Cost within ten (10) days after delivery by Landlord to Tenant of the statement therefor. If Landlord so elects to commence construction of the Tenant Improvements or has already commenced construction of the Tenant Improvements when there occurs an Excess Tenant Improvements Cost, then Landlord shall be entitled to suspend or terminate construction of the Tenant Improvements if payment by Tenant to Landlord of the Excess Tenant Improvement Costs has not been received within ten (10) days after delivery by Landlord to Tenant of a statement therefor.

8.   CHANGE REQUEST

     When the Final Plans and Specifications have been approved by Landlord, there shall be no changes without Landlord's prior written consent, except for

(a) necessary on-site installation variations or minor changes necessary to comply with building codes and other governmental regulations; (b) one or more revisions, if requested by Tenant, to adjust the estimated Tenant Improvements Cost to Tenant's T.I. Budget therefor, as permitted by Paragraph 3 above; and
(c) changes approved in writing by both parties. Any costs related to such governmentally required or requested and approved changes shall be added to the Tenant Improvements Cost and, to the extent such cost results in Excess Tenant Improvements Cost, shall be paid for by Tenant as and with any Excess Tenant Improvements Cost as set forth in Paragraph 8. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to changes shall include, without limitation, any architectural or design fees, construction management fees and the Contractor's price for effecting the change.

9.   TERMINATION

     (a) Notwithstanding anything to the contrary contained in the Lease, in the event the City of Sunnyvale (the "CITY") fails to issue a building permit for the construction of the Tenant Improvements within sixty (60) days after the submission to the City of the Final Plans and Specifications, together with such additional documents as the City shall require in connection therewith (the "PERMIT PERIOD"), and provided that the delay by the City is not caused by any action or inaction on the part of Tenant, Tenant shall have the right to terminate the Lease by written notice given to Landlord, if at all, not later than ten (10) days after the end of the Permit Period. If Tenant fails to deliver a notice of termination to Landlord in a timely manner as provided herein, then Tenant's right to terminate the Lease under this Paragraph 9(a) shall lapse and shall thereafter be null and void.

     (b) If the Lease is terminated prior to completion of the Tenant Improvements for any reason due to the Default of Tenant under the Lease, in addition to any other damages available to Landlord, Tenant shall pay to Landlord, within five (5) days of receipt of a statement therefor, all costs incurred by Landlord through the date of termination in connection with the Tenant Improvements. Landlord shall have the right to terminate the Lease, upon written notice to Tenant, if Landlord is unable to obtain a building permit for the Tenant Improvements within one hundred twenty (120) days from the date the Lease is mutually executed.

10.  INTEREST

     Any payments required to be made by Tenant hereunder which are not paid when due shall bear interest at the maximum rate permitted by law from the due date therefor until paid.

11.  DISCLAIMER

     Landlord shall have no liability to Tenant in the event construction of the Tenant Improvements is delayed or prevented due to any cause beyond Landlord's reasonable control. If Tenant is entitled or permitted to enter the Premises prior to completion of the Tenant Improvements, Landlord shall not be liable to Tenant or Tenant's Agents for any loss or damage to property, or injury to person, arising from or related to such entry. Tenant shall take all reasonable precautions to protect against such loss, damage or injury during construction of the Tenant Improvements, and shall not interfere with the conduct of the Tenant Improvement work. Tenant shall cooperate with all reasonable directives of Landlord and the Contractor in order to minimize any disruption or delay in completion of the Tenant Improvements work.

12.  CONSTRUCTION WARRANTIES

     Landlord shall obtain from the Contractor warranties (collectively, "Construction Warranties") for all components of the Tenant Improvements for which warranties are customarily provided in the construction industry. To the extent Tenant is required to maintain and repair the Premises or any portion thereof pursuant to the Lease and such maintenance and repair is covered by any Construction Warranty, Landlord shall enforce such Construction Warranty or shall assign such Construction Warranty to Tenant and permit Tenant to enforce the same.

13.  LEASE PROVISIONS; CONFLICT

     The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this EXHIBIT B, are hereby incorporated herein by reference. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                                   EXHIBIT B-1

                       FINAL PLANS AND SPECIFICATIONS FOR
                               TENANT IMPROVEMENTS

     Reference is hereby made to that certain Lease Agreement dated February 20, 1998 by and between AETNA LIFE INSURANCE COMPANY, a Connecticut corporation, as landlord ("LANDLORD"), and CLASSIFIEDS2000, INC., a California corporation, as tenant ("TENANT") ("LEASE Agreement").

     The Final Plans and Specifications (as defined in EXHIBIT B to the Lease Agreement) consists of the following described drawings, specifications and other documents:

               Title of Drawing, Specification or
                         Other Document                     Date







     The Final Plans and Specifications have been initialed by both Landlord and Tenant and are on file with Landlord.

                    Initials: Landlord _______ Tenant _______

                                    EXHIBIT C

                   COMMENCEMENT AND EXPIRATION DATE MEMORANDUM



           LANDLORD:  AETNA LIFE INSURANCE COMPANY

             TENANT:  CLASSIFIEDS2000, INC.

         LEASE DATE:  February 20, 1998

           PREMISES:  Located at 955 Benecia Avenue, Sunnyvale, California

     Tenant hereby accepts the Premises as being in the condition required under the Lease, with all Tenant Improvements completed (except for minor punchlist items which Landlord agrees to complete).

     Landlord has expended _________________________ Dollars ($____________) of
the Tenant Improvements Allowance pursuant to EXHIBIT B of the Lease in connection with the planning, design and construction of the Tenant Improvements. The balance of the Tenant Improvements Allowance,
_________________________ Dollars ($____________), is available for application by Tenant toward the cost of Alterations in accordance with Paragraph 5(b) of said EXHIBIT B.

The Commencement Date of the Lease is hereby established as , 1998 and the Expiration Date is , 2003.

                             TENANT:  CLASSIFIEDS2000, INC.
                                      a California corporation


                                      By: _____________________________________
                                      Print Name: _____________________________
                                      Its: ____________________________________

Approved and Agreed:

LANDLORD:

AETNA LIFE INSURANCE COMPANY,
a Connecticut corporation

By:  Allegis Realty Investors LLC
     Its Investment Advisor and Agent


     By: __________________________________
                  Cynthia Stevenin
                   Vice President

                                    EXHIBIT D

                              RULES AND REGULATIONS


     This exhibit, entitled "Rules and Regulations," is and shall constitute Exhibit D to the Lease Agreement, dated as of the Lease Date, by and between landlord and Tenant for the Premises. The terms and conditions of this Exhibit D are hereby incorporated into and are made a part of the Lease. Capitalized terms used, but not otherwise defined, in this Exhibit D have the meanings ascribed to such terms in the Lease.

     1. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the consent of Landlord.

     2. All window coverings installed by Tenant and visible from the outside of the building require the prior written approval of Landlord.

     3. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, except to the extent that Tenant is permitted to use the same under the terms of Paragraph 33 of the Lease.

     4. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

     5. Tenant shall not make any duplicate keys without the prior consent of Landlord.

     6. Tenant shall park motor vehicles in parking areas designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow around the Building or the Project and loading and unloading areas of other tenants. Tenant shall not park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

     7. Tenant shall not disturb, solicit or canvas any tenant or other occupant of the Building or Project and shall cooperate to prevent same.

     8. No person shall go on the roof without Landlord's permission.

     9. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or in noise-dampening housing or other devices sufficient to eliminate noise or vibration.

     10. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

     11. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Project or on streets adjacent thereto.

     12. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

     13. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

     14. Tenant shall not store or permit the storage or placement of goods or merchandise in or around the common areas surrounding the Premises. No displays or sales of merchandise shall be allowed in the parking lots or other common areas.

     15. Tenant shall not permit any animals, including but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Project or any of the common areas.



INITIALS:

TENANT:______________

LANDLORD:____________

                                    EXHIBIT E

                                  SIGN CRITERIA

                                    EXHIBIT F

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

     Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord to evaluate your proposed uses of the premises (the "PREMISES") and to determine whether to enter into a lease agreement with you as tenant. If a lease agreement is signed by you and the Landlord (the "LEASE AGREEMENT"), on an annual basis in accordance with the provisions of Paragraph 33 of the Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

     Landlord:   Aetna Life Insurance Company
                 c/o Allegis Realty Investors LLC
                 455 Market Street, Suite 1540
                 San Francisco, California 94105
                 Attention: Cynthia Stevenin
                 Phone: (415) 538-4800

     Name of (Prospective) Tenant: Classifieds2000, Inc.

     Mailing Address: __________________________________________________________

     ___________________________________________________________________________

     Contact Person, Title and Telephone Number(s): ____________________________

     Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s): ______________________________________________________

     ___________________________________________________________________________

     Address of (Prospective) Premises: ________________________________________

     Length of (Prospective) initial Term: _____________________________________

     ___________________________________________________________________________

1.   GENERAL INFORMATION:

     Describe the proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled, and services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

2.   USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

     2.1 Will any Hazardous Materials (as hereinafter defined) be used, generated, treated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, treated, stored or disposed of in, on or about the Premises.

          Wastes                                       Yes 0    No 0

          Chemical Products                            Yes 0    No 0

          Other                                        Yes 0    No 0

          If Yes is marked, please explain: ____________________________________

          ______________________________________________________________________

          ______________________________________________________________________

     2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, treated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials to be present on or about the Premises at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws, as hereinafter defined); and the proposed location(s) and method(s) of treatment or disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.   STORAGE TANKS AND SUMPS

     3.1 Is any above or below ground storage or treatment of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

          Yes 0             No 0

          If yes, please explain: ______________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

4.   WASTE MANAGEMENT

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

          Yes 0             No 0

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

          Yes 0             No 0

          If yes, attach a copy of the most recent report filed.

5.   WASTEWATER TREATMENT AND DISCHARGE

     5.1  Will your company discharge wastewater or other wastes to:

          _____ storm drain?             _____ sewer?

          _____ surface water?           _____ no wastewater or other
                                               wastes discharged.

          Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

     5.2  Will any such wastewater or waste be treated before discharge?

          Yes 0             No 0

          If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

6.   AIR DISCHARGES

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

          Yes 0             No 0

          If yes, please describe: _____________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

          _____ Spray booth(s)          _____ Incinerator(s)

          _____ Dip tank(s)             _____ Other (Please describe)

          _____ Drying oven(s)          _____ No Equipment Requiring Air Permits

          If yes, please describe: _____________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

     6.3 Please describe (and submit copies of with this Hazardous Materials Disclosure Certificate) any reports you have filed in the past [thirty-six] months with any governmental or quasi-governmental agencies or authorities related to air discharges or clean air requirements and any such reports which have been issued during such period by any such agencies or authorities with respect to you or your business operations.

7.   HAZARDOUS MATERIALS DISCLOSURES

     7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("MANAGEMENT PLAN") or Hazardous Materials Business Plan and Inventory ("BUSINESS PLAN") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

          Yes 0             No 0

          If yes, attach a copy of the Management Plan or Business Plan. Existing tenants should attach a copy of any required updates to the Management Plan or Business Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises listed or regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are listed or regulated under Proposition 65.

          Yes 0            No 0

          If yes, please describe: _____________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

8.   ENFORCEMENT ACTIONS AND COMPLAINTS

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

          Yes 0             No 0

          If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Paragraph 33 of the Lease Agreement.

     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

          Yes 0             No 0

          If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Paragraph 33 of the Lease Agreement.

     8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises and the current status of any such problems or complaints.

          Yes 0             No 0

          If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement and the current status of any such problems or complaints.

9.   PERMITS AND LICENSES

     9.1 Attach copies of all permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any Hazardous Materials permits, wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

     As used herein, "HAZARDOUS MATERIALS" shall mean and include any substance that is or contains (a) any "hazardous substance" as now or hereafter defined in
Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C. Section 9601 et seq.) or any regulations promulgated under CERCLA; (b) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section 6901 et seq.) or any regulations promulgated under RCRA; (c) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. Section 2601 et seq.) or any regulations promulgated under TSCA; (d) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (e) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (f) polychlorinated biphenyls; (g) lead and lead-containing materials; or (h) any additional substance, material or waste (A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (ii) causes or threatens to cause a nuisance on the Premises or any adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property, or (iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws; and "ENVIRONMENTAL LAWS" shall mean and include (a) CERCLA, RCRA and TSCA; and (b) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (i) pollution, (ii) the protection or regulation of human health, natural resources or the environment, (iii) the treatment, storage or disposal of Hazardous Materials, or (iv) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

     The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered to Landlord in connection with the evaluation of a Lease Agreement and, if such Lease Agreement is executed, will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that if such Lease Agreement is executed, this Hazardous Materials Disclosure Certificate will be updated from time to time in accordance with Paragraph 33 of the Lease Agreement. The undersigned further acknowledges and agrees that the Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement. I [print name] ____________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE) TENANT:

CLASSIFIEDS2000, INC.,
a California corporation


By:       /s/ SANI EL-FISHAWY
        ------------------------------------

Title:    PRESIDENT
        ------------------------------------

Date:     2/9/98
        ------------------------------------





INITIALS:

TENANT:         /s/ SE
               --------------
                /s/ CS
LANDLORD:      --------------